                             PIMCO ADVISORS FUNDS

                                  VALUE FUND
                                DISCOVERY FUND

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 20, 1996

                               ----------------

To the Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders of the Value Fund and the Discovery Fund (each an "Acquired Fund") will be held on Friday, December 20, 1996 at 11:00 a.m. Eastern time at the offices of PIMCO Advisors Funds at 2187 Atlantic Street, Stamford, Connecticut, to consider the following:

    1. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE VALUE FUND ONLY: To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Value Fund to the NFJ Diversified Low P/E Fund, a series of PIMCO Funds: Equity Advisors Series (the "New Value Fund"), in exchange for shares of the New Value Fund and the assumption by the New Value Fund of all of the liabilities of the Value Fund, and the distribution of such shares to the shareholders of the Value Fund in complete liquidation of the Value Fund.

    2. TO BE VOTED UPON BY THE SHAREHOLDERS OF THE DISCOVERY FUND ONLY: To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Discovery Fund to the Cadence Mid Cap Growth Fund, a series of PIMCO Funds: Equity Advisors Series (the "Mid Cap Fund"), in exchange for shares of the Mid Cap Fund and the assumption by the Mid Cap Fund of all of the liabilities of the Discovery Fund, and the distribution of such shares to the shareholders of the Discovery Fund in complete liquidation of the Discovery Fund.

    3. To transact such other business as may properly come before the meeting.

  The Trustees have fixed the close of business on October 18, 1996 as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

                                          By order of the Board of Trustees

                                          Newton B. Schott, Jr.,
                                          Clerk

November 4, 1996


 WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

                          PROSPECTUS/PROXY STATEMENT

ACQUISITION OF THE ASSETS OF:        BY AND IN EXCHANGE FOR SHARES OF:


 Value Fund                            NFJ Diversified Low P/E Fund
 Discovery Fund                        Cadence Mid Cap Growth Fund


EACH A SERIES OF:                    EACH A SERIES OF:


 PIMCO Advisors Funds                  PIMCO Funds: Equity Advisors Series
 2187 Atlantic Street                  840 Newport Center Drive, Suite 360
 Stamford, Connecticut 06902           Newport Beach, California 92660
 1-800-426-0107                        1-800-927-4648

  This Prospectus/Proxy Statement relates to the proposed mergers (the "Mergers") of the Value Fund and the Discovery Fund (each an "Acquired Fund"), series of PIMCO Advisors Funds (the "PAF Trust"), into, respectively, the NFJ Diversified Low P/E Fund (to be renamed the "PIMCO Value Fund") and the Cadence Mid Cap Growth Fund (to be renamed the "PIMCO Mid Cap Growth Fund") (each an "Acquiring Fund"), series of PIMCO Funds: Equity Advisors Series (the "PFEAS Trust"). The Acquired Funds and the Acquiring Funds are referred to in this Prospectus/Proxy Statement as the "Funds." The Mergers are to be effected through the transfer of all of the assets of each Acquired Fund to the corresponding Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Merger Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. As a result of each proposed transaction, each shareholder of the Acquired Fund will receive in exchange for his or her Acquired Fund shares a number of Acquiring Fund shares of the same class equal in value at the date of the exchange to the aggregate value of the shareholder's Acquired Fund shares.

  Because shareholders of the Acquired Funds are being asked to approve transactions which will result in their holding shares of the Acquiring Funds, this Proxy Statement also serves as a Prospectus for the Merger Shares of each Acquiring Fund. The investment objective of each Acquiring Fund is as follows:

    (1) The NFJ Diversified Low P/E Fund seeks long-term growth of capital and income. It invests primarily in common stocks with below-average price to earnings ratios relative to their industry group.

    (2) The Cadence Mid Cap Growth Fund seeks growth of capital. It invests primarily in common stocks of companies with market capitalizations in excess of $500 million that have improving fundamentals and whose stock is reasonably valued by the market.

  The PFEAS Trust, formerly PIMCO Advisors Institutional Funds, is an open-end series management investment company, organized as a Massachusetts business trust in 1990, that currently offers shares of 13 separate funds. Each Acquiring Fund is a diversified series of the PFEAS Trust.

  Following the Mergers and similar transactions, it is anticipated that the PFEAS Trust will be renamed "PIMCO Funds: Multi-Manager Series" to better reflect its management structure; the NFJ Diversified Low P/E Fund will be renamed the "PIMCO Value Fund"; and the Cadence Mid Cap Growth Fund will be renamed the "PIMCO Mid Cap Growth Fund." Because of this, the NFJ Diversified Low P/E Fund and the Cadence Mid Cap Growth Fund are sometimes referred to in this Prospectus/Proxy Statement as the "New Value Fund" and the "Mid Cap Fund," respectively.

  This Prospectus/Proxy Statement explains concisely what you should know before investing in each Acquiring Fund. Please read it and keep it for future reference.

  The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference: (i) the current Prospectus of the PAF Trust, dated February 1, 1996, as amended or supplemented from time to time (the "PAF Prospectus"); (ii) the current Statement of Additional Information of the PAF Trust, dated July 12, 1996 (including the Report of Independent Accountants and financial statements in respect of each Acquired Fund included therein), as amended or supplemented from time to time (the "PAF Statement of Additional Information"); (iii) the current Prospectus and Statement of Additional Information of the PFEAS Trust, each dated September 15, 1996, as amended or supplemented from time to time (the "PFEAS Prospectus" and the "PFEAS Statement of Additional Information," respectively); (iv) the financial statements in respect of each Acquired Fund included in the PAF Trust's Semi-Annual Report to Shareholders for the six months ended March 31, 1996 (the "PAF Semi-Annual Report"); (v) the Report of Independent Accountants and financial statements in respect of each Acquiring Fund included in the PFEAS Trust's Annual Report to Shareholders for the fiscal year ended June 30, 1996 (the "PFEAS Annual Report"); and (vi) a Statement of Additional Information dated November 4, 1996 relating to the transactions described in this Prospectus/Proxy Statement (the "Merger Statement of Additional Information").

  For a free copy of any or all of the Prospectuses, Statements of Additional Information, Annual Reports or Semi-Annual Reports referred to in the foregoing paragraph, please call 1-800-927-4648 or write to the PFEAS Trust at the address appearing above.

  THE SECURITIES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  SHARES OF THE ACQUIRING FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                   OVERVIEW

PROPOSED TRANSACTIONS

  The transactions described on the first page of this Prospectus/Proxy Statement are part of an overall restructuring of three of the registered investment companies (the "PIMCO Mutual Funds") advised by PIMCO Advisors L.P. ("PIMCO Advisors") and/or its affiliates. The restructuring involves, among other components, several mergers between Funds in the PIMCO Mutual Funds family which are counterparts of each other in that they are managed by the same investment adviser in accordance with substantially similar investment objectives and policies. The result of the restructuring will be a single, more integrated mutual fund complex, with most PIMCO Mutual Funds offered to both retail and institutional investors, and with broader exchange privileges for shareholders.

  As part of the restructuring, the Trustees of each of the PAF Trust and the PFEAS Trust, both of which are open-end, series investment companies, have unanimously approved the Merger of each Acquired Fund into the corresponding Acquiring Fund. Each Merger is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the relevant Acquired Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund and for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. The completion of these transactions will result in the liquidation of each Acquired Fund.

  PIMCO Advisors is the investment adviser to both Acquired Funds and to both Acquiring Funds. PIMCO Advisors has delegated responsibility for managing the portfolio of (i) each of the Value Fund and the New Value Fund to NFJ Investment Group ("NFJ"), a subsidiary partnership of PIMCO Advisors, and (ii) each of the Discovery Fund and the Mid Cap Fund to Cadence Capital Management ("Cadence"), another subsidiary partnership of PIMCO Advisors. The day-to-day operations of the Value Fund and the New Value Fund are handled by the same portfolio management team at NFJ. Similarly, the day-to-day operations of the Discovery Fund and the Mid Cap Fund are handled by the same portfolio management team at Cadence. Furthermore, as explained further below under "Comparison of Investment Objectives, Policies and Restrictions," each Acquiring Fund is managed in a similar manner to the corresponding Acquired Fund, except that the Discovery Fund tends to place relatively greater emphasis on stocks of companies with smaller capitalizations while the Mid Cap Fund tends to place relatively greater emphasis on stocks of companies with larger capitalizations.

  As a result of each proposed transaction, each Acquired Fund will receive a number of Class A, Class B and Class C shares of the relevant Acquiring Fund equal in value to the value of the net assets of the Acquired Fund being transferred and attributable to the Class A, Class B and Class C shares, respectively, of the Acquired Fund. Following the transfer, (i) each Class A, Class B and Class C shareholder of the relevant Acquired Fund will receive, on a tax-free basis, a number of full and fractional Class A, Class B or Class C Merger Shares of the relevant Acquiring Fund equal in value to the aggregate value of the shareholder's Class A, Class B or Class C Acquired Fund shares, as the case may be, and (ii) the Acquired Funds shall be liquidated.

  The Class A, Class B and Class C shares of each Acquiring Fund have substantially identical characteristics to the corresponding classes of the respective Acquired Fund. Class A shares are generally sold subject to a front-end sales load and are subject to a servicing fee at an annual rate of 0.25% of assets attributable to Class A shares. Class A shares are generally not subject to a contingent deferred sales charge (a "CDSC"), except in the case of certain purchases of Class A shares without a sales load which are redeemed within 18 months after purchase. Class B shares are sold at net asset value, without an initial sales charge but subject to a CDSC at declining rates if redeemed within seven years of purchase. Class B shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class B shares and convert automatically to Class A shares seven years after purchase. Class C shares are sold at net asset value, without an initial sales charge, are subject to a 1.00% CDSC if redeemed within one year after purchase, are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class C shares and do not have a conversion feature. The Acquiring Funds have not previously offered Class A, Class B or Class C shares, but will begin offering such shares to the public at or before the time that the Mergers are consummated. No sales charge will be charged to Acquired Fund shareholders on the issuance of the Merger Shares. The Merger Shares will be subject to a CDSC to the same extent that the Acquired Fund shares exchanged were so subject. For the purposes of computing the CDSC, if any, payable on redemption of Class A, Class B and Class C Merger Shares, and determining the conversion date of Class B Merger Shares, the Merger Shares will be treated as having been purchased as of the date that, and for the price at which, the Acquired Fund shares exchanged for such Merger Shares were purchased.

  The Trustees of the PAF Trust unanimously recommend that shareholders of each Acquired Fund approve the Merger for such Fund because it offers shareholders the opportunity to pursue a similar investment program in a larger fund, which should offer opportunities for greater diversification of risk; because the Mergers and the general restructuring of which they are a part will offer broader exchange privileges; and because the Mergers will immediately result in more predictable Fund operating expenses, under the Acquiring Funds' fee structure described below, at substantially lower levels than have historically been experienced. See "Background and Reasons for the Proposed Mergers."

OPERATING EXPENSES

  The PFEAS Trust's "unified" fee structure differs from the fee and expense structure of the PAF Trust. Both the Acquiring Funds and the Acquired Funds pay a management or advisory fee, computed as a percentage of Fund net assets, to their investment adviser, PIMCO Advisors. However, the management fee paid by each Acquired Fund covers both portfolio management and administrative services, while the advisory fee paid by each Acquiring Fund covers portfolio management only. Each Acquired Fund directly bears the expenses associated with various third-party services, such as audit, custodial, portfolio accounting, legal, transfer agency and printing costs. By contrast, each Acquiring Fund pays a single administrative fee, computed as a percentage of Fund net assets, to its administrator, which bears the costs of such third-party services to the Fund, as well as itself providing administrative services to the Fund, in exchange for the administrative fee. The result of this "unified" fee structure is an expense level for each Acquiring Fund that, with limited exceptions, is precise and predictable under ordinary circumstances. Furthermore, during the term of the Acquiring Funds' administration agreement (initially, one year), investors in the Acquiring Funds are, under ordinary circumstances, insulated from price increases in third-party services and from increased expense ratios arising from a decline in net assets, because the administrator, rather than the Acquiring Fund, bears these risks. The Acquiring Funds' administrator is currently Pacific Investment Management Company ("PIMCO"), a subsidiary partnership of PIMCO Advisors, but PIMCO Advisors is expected to become the Acquiring Funds' administrator at or about the time of the Mergers. Administrative fee arrangements for the Acquired Funds and the Acquiring Funds are discussed further under "Information About the Mergers--Administrative Arrangements" below.

  For information about the expenses associated with the Mergers, see "Information About the Mergers."

  As the following tables demonstrate, each Merger would result in Value and Discovery Fund shareholders receiving an immediate and significant reduction in the level of Fund expenses borne by such shareholders compared to current expenses. These tables summarize, for Class A, Class B and Class C shares, expenses (i) that each Acquired Fund incurred in its fiscal year ended September 30, 1996 (unaudited), and (ii) that each

Acquiring Fund would have incurred in its most recent fiscal year after giving effect to the proposed Merger on a pro forma combined basis as if the Merger had occurred as of the beginning of the Acquiring Fund's most recent fiscal year. The tables are provided to help you understand an investor's share of the operating expenses which each Fund incurs. The examples which follow show the estimated cumulative expenses attributable to a hypothetical $1,000 investment in each Acquired Fund, and each Acquiring Fund on a pro forma basis, over specified periods.


                                            CURRENT EXPENSES
                                               VALUE FUND
                                         (FOR FISCAL YEAR ENDED   PRO FORMA
                                            SEPT. 30, 1996)        EXPENSES
                                              (UNAUDITED)       NEW VALUE FUND
                                         ---------------------- --------------
CLASS A SHARES
SHAREHOLDER TRANSACTION EXPENSES
Maximum initial sales charge imposed on
 purchases (as a percentage of
 offering price at the time of
 purchase)(1)(2).......................           5.50%              5.50%
Maximum contingent deferred sales
 charge (as a percentage of original
 purchase price)(2)....................           1.00%(3)           1.00%(3)(4)
ANNUAL FUND OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee...........................           0.70%              0.45%
Administrative Fee.....................                              0.40%
12b-1 Fees.............................           0.25%              0.25%
Other Expenses.........................           0.38%               --   (6)
                                                  ----               ----
 Total Fund Operating Expenses.........           1.33%              1.10%
CLASS B SHARES
SHAREHOLDER TRANSACTION EXPENSES
Maximum initial sales charge imposed on
 purchases (as a percentage of
 offering price).......................           None               None
Maximum contingent deferred sales
 charge (as a percentage of original
 purchase price)(2)....................           5.00%              5.00%(4)
ANNUAL FUND OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee...........................           0.70%              0.45%
Administrative Fee.....................                              0.40%
12b-1 Fees.............................           1.00%(5)           1.00%(5)
Other Expenses.........................           0.38%               --   (6)
                                                  ----               ----
 Total Fund Operating Expenses.........           2.08%              1.85%
CLASS C SHARES
SHAREHOLDER TRANSACTION EXPENSES
Maximum initial sales charge imposed on
 purchases (as a percentage of
 offering price).......................           None               None
Maximum contingent deferred sales
 charge (as a percentage of original
 purchase price)(2)....................           1.00%              1.00%(4)
ANNUAL FUND OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee...........................           0.70%              0.45%
Administrative Fee.....................                              0.40%
12b-1 Fees.............................           1.00%(5)           1.00%(5)
Other Expenses.........................           0.38%               --   (6)
                                                  ----               ----
 Total Fund Operating Expenses.........           2.08%              1.85%

Footnotes appear on the following page.

                                           CURRENT  EXPENSES
                                             DISCOVERY FUND
                                         (FOR FISCAL YEAR ENDED  PRO FORMA
                                            SEPT. 30, 1996)       EXPENSES
                                              (UNAUDITED)       MID CAP FUND
                                         ---------------------- ------------
CLASS A SHARES
SHAREHOLDER TRANSACTION EXPENSES
Maximum initial sales charge imposed on
 purchases (as a percentage of
 offering price at the time of
 purchase)(1)(2).......................           5.50%             5.50%
Maximum contingent deferred sales
 charge (as a percentage of original
 purchase price)(2)....................           1.00%(3)          1.00%(3)(4)
ANNUAL FUND OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee...........................           0.75%             0.45%
Administrative Fee.....................                             0.40%
12b-1 Fees.............................           0.25%             0.25%
Other Expenses.........................           0.40%               --  (6)
                                                  ----              ----
 Total Fund Operating Expenses.........           1.40%             1.10%
CLASS B SHARES
SHAREHOLDER TRANSACTION EXPENSES
Maximum initial sales charge imposed on
 purchases (as a percentage of
 offering price).......................           None              None
Maximum contingent deferred sales
 charge (as a percentage of original
 purchase price)(2)....................           5.00%             5.00%(4)
ANNUAL FUND OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee...........................           0.75%             0.45%
Administrative Fee.....................                             0.40%
12b-1 Fees.............................           1.00%(5)          1.00%(5)
Other Expenses.........................           0.40%               --  (6)
                                                  ----              ----
 Total Fund Operating Expenses.........           2.15%             1.85%
CLASS C SHARES
SHAREHOLDER TRANSACTION EXPENSES
Maximum initial sales charge imposed on
 purchases (as a percentage of
 offering price).......................           None              None
Maximum contingent deferred sales
 charge (as a percentage of original
 purchase price)(2)....................           1.00%             1.00%(4)
ANNUAL FUND OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee...........................           0.75%             0.45%
Administrative Fee.....................                             0.40%
12b-1 Fees.............................           1.00%(5)          1.00%(5)
Other Expenses.........................           0.40%               --  (6)
                                                  ----              ----
 Total Fund Operating Expenses.........           2.15%             1.85%

--------
(1) Not applicable to shares issued in connection with the proposed Merger.
(2) Not applicable to reinvested dividends.
(3) Imposed only in certain circumstances where Class A shares are purchased without a sales charge. See "Alternative Purchase Arrangements" in Appendix B.
(4) The CDSC on the Merger Shares will be based on the original purchase price of the Acquired Fund shares exchanged in the Merger. See "Description of Merger Shares" below for additional information regarding how the CDSC will be determined for Class A, Class B and Class C Merger Shares.
(5) Class B and Class C shares are sold without a front-end sales charge, but their higher 12b-1 fees may cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc., depending on the length of time during which they maintain their investment.
(6) The Fund will incur certain expenses as identified in this Prospectus/Proxy Statement in the section entitled "Administrative Arrangements," but these expenses are not currently expected to exceed 0.01%.

  EXAMPLES

    An investment of $1,000 would incur the following expenses, assuming (1) a 5% annual return and (2) no redemption:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
      Class A shares:
       Value Fund (Current).....................  $68     $95    $124     $206
       New Value Fund (Pro Forma)...............  $66     $88    $112     $182
       Discovery Fund (Current).................  $68     $97    $127     $214
       Mid Cap Fund (Pro Forma).................  $66     $88    $112     $182
      Class B shares:
       Value Fund (Current).....................  $21     $65    $112     $212
       New Value Fund (Pro Forma)...............  $19     $58    $100     $188
       Discovery Fund (Current).................  $22     $67    $115     $220
       Mid Cap Fund (Pro Forma).................  $19     $58    $100     $188
      Class C shares:
       Value Fund (Current).....................  $21     $65    $112     $241
       New Value Fund (Pro Forma)...............  $19     $58    $100     $217
       Discovery Fund (Current).................  $22     $67    $115     $248
       Mid Cap Fund (Pro Forma).................  $19     $58    $100     $217

    An investment of $1,000 would incur the following expenses, assuming (1) a 5% annual return and (2) redemption at the end of each period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
      Class A shares:
       Value Fund (Current).....................  $68     $95    $124     $206
       New Value Fund (Pro Forma)...............  $66     $88    $112     $182
       Discovery Fund (Current).................  $68     $97    $127     $214
       Mid Cap Fund (Pro Forma).................  $66     $88    $112     $182
      Class B shares:
       Value Fund (Current).....................  $71     $95    $132     $212
       New Value Fund (Pro Forma)...............  $69     $88    $120     $188
       Discovery Fund (Current).................  $72     $97    $135     $220
       Mid Cap Fund (Pro Forma).................  $69     $88    $120     $188
      Class C shares:
       Value Fund (Current).....................  $31     $65    $112     $241
       New Value Fund (Pro Forma)...............  $29     $58    $100     $217
       Discovery Fund (Current).................  $32     $67    $115     $248
       Mid Cap Fund (Pro Forma).................  $29     $58    $100     $217

    The examples for Class A shares assume payment of the current maximum applicable sales load.

  The above examples should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return will vary.

FEDERAL INCOME TAX CONSEQUENCES

  For federal income tax purposes no gain or loss will be recognized by an Acquired Fund or its shareholders as a result of the Merger, and the tax basis of the Merger Shares received by each Acquired Fund shareholder will be the same as the tax basis of the shareholder's Acquired Fund shares. See "Information about the Mergers--Federal Income Tax Consequences."

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

  Each Acquiring Fund has investment objectives, policies and restrictions that are similar to those of the corresponding Acquired Fund except as otherwise noted. Both the Discovery Fund and the Mid Cap Fund emphasize medium capitalization stocks. However, the Discovery Fund has placed relatively greater emphasis than the Mid Cap Fund on stocks of companies with smaller capitalizations, and the Mid Cap Fund has historically placed a greater emphasis than the Discovery Fund on stocks of companies with larger capitalizations. The investment objectives, policies and restrictions of the Acquired Funds and the Acquiring Funds, and certain differences between them, are summarized below.

 Value Fund vs. New Value Fund

  The investment objective of both Funds is long-term growth of capital and current income. The Value Fund invests primarily in common stocks of companies that are characterized by having below-average price to earnings ("P/E") ratios and/or higher dividend yields relative to their industry groups. The Value Fund may also invest in convertible securities and, for temporary defensive purposes, money market instruments.

  The New Value Fund invests primarily (normally at least 65% of its assets) in common stocks characterized by having below-average P/E ratios relative to their industry group. The Fund may also invest in convertible securities, preferred stock, warrants (subject to certain limitations) and American Depositary Receipts ("ADRs").

  The Value Fund may invest up to 15% of its assets in securities which are traded principally in securities markets outside of the United States and may also invest without limit in securities of foreign issuers that are traded in U.S. securities markets. Conversely, the New Value Fund does not invest in the securities of foreign issuers except to a limited extent through ADRs.

  Both Funds may engage in repurchase agreements, reverse repurchase agreements and other borrowings and can lend their portfolio securities to brokers, dealers and other financial institutions to earn income. Unlike the Value Fund, the New Value Fund does not engage in transactions involving options and futures contracts, foreign currencies and forward foreign currency contracts.

  Both Funds may invest in illiquid securities. While the Value Fund may invest up to 15% of its net assets in illiquid securities, the New Value Fund may not invest more than 10% of its net assets in illiquid securities.

 Discovery Fund vs. Mid Cap Fund

  The investment objective of the Discovery Fund is capital appreciation, with no consideration given to income. The Fund invests primarily in common stocks of companies with equity capitalizations of $500 million to $1 billion which exhibit favorable growth characteristics and reasonable valuations. The Fund may also invest in convertible securities and, for temporary defensive purposes, money market instruments.

  The investment objective of the Mid Cap Fund is growth of capital. The Fund invests primarily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with market capitalizations in excess of $500 million at the time of investment, excluding the 200 companies with the highest market capitalization. The Fund may also invest in convertible securities, preferred stock, warrants (subject to certain limitations) and ADRs.

  While each of the Discovery and Mid Cap Funds emphasize companies with capitalizations in excess of $500 million, the Discovery Fund has placed primary emphasis on companies with capitalizations below $1 billion while the Mid Cap Fund has placed relatively greater emphasis on companies with capitalizations above $1 billion. Consequently, in connection with the proposed Merger, it is expected that approximately one-third of the Discovery Fund's portfolio (consisting of smaller capitalization companies) will be liquidated and that a substantial portion of the proceeds will be used to purchase stocks of companies with capitalizations ranging from approximately $1 billion upward.

  The Discovery Fund may invest up to 15% of its assets in securities which are traded principally in securities markets outside of the United States and may also invest without limit in securities of foreign issuers that are traded in U.S. securities markets. Conversely, the Mid Cap Fund does not invest in the securities of foreign issuers except to a limited extent through ADRs.

  Both Funds may engage in repurchase agreements, reverse repurchase agreements and other borrowings. The two Funds may also lend their portfolio securities to brokers, dealers and other financial institutions to earn income. The Discovery Fund, unlike the Mid Cap Fund, may engage in transactions involving options and futures contracts, foreign currencies and forward foreign currency contracts for hedging purposes. The Discovery Fund may also purchase and sell (write) put and call options and stock index options, purchase warrants, and make short sales of securities.

  Both Funds can invest to a limited degree in illiquid securities. While the Discovery Fund may invest up to 15% of its net assets in illiquid securities, the Mid Cap Fund may not invest more than 10% of its net assets in these securities.

  David B. Breed, William B. Bannick, Katherine A. Burdon, Eric M. Wetlaufer and Peter B. McManus, all of Cadence, are primarily responsible for the management of the Discovery Fund and the Mid Cap Fund.

COMPARISON OF DISTRIBUTION POLICIES AND PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

  Each Acquired Fund and each Acquiring Fund distributes any net income at least annually. The Discovery Fund and Mid Cap Fund declare and pay dividends annually and the Value Fund and the New Value Fund declare and pay dividends quarterly. Each Fund distributes any net realized capital gains at least annually.

  The Acquired Funds and the Acquiring Funds have substantially the same procedures for purchasing shares. The Funds offer three classes of shares, Classes A, B and C, to the general public. These shares can be purchased at their net asset value next determined, plus any applicable sales charges, from PIMCO Advisors Distribution Company (which will be renamed "PIMCO Funds Distribution Company" at or about the time of the Mergers) (the "Distributor"), the principal underwriter of the PAF Trust, the PFEAS Trust and PIMCO Funds: Pacific Investment Management Series ("PIMS"), a series investment company affiliated with the PAF Trust and the PFEAS Trust that currently offers 18 mostly fixed-income mutual funds, or through other broker-dealers that have dealer agreements with the Distributor or have agreed to act as introducing brokers for the Distributor.

  Shares of each Acquired Fund can be exchanged at net asset value for shares of the same class of any other fund offered by the PAF Trust (other than the Opportunity Fund, which is currently closed to new investors); similarly, shares of each Acquiring Fund can be exchanged at net asset value for shares of the same class of most of the other funds offered by either the PFEAS Trust or by PIMS.

  Redemption procedures for the Acquired Funds and the Acquiring Funds are substantially identical. Shares of a Fund may be redeemed on any day the New York Stock Exchange is open at their net asset value next determined after receipt of the redemption request, less any applicable CDSC. Shares can be redeemed through a participating broker by telephone, by submitting a written redemption request directly to the Fund's transfer agent (for non-broker accounts) or through an Automatic Withdrawal Plan or PIMCO Advisors Fund Link (an automated system enabling electronic fund transfers to be made directly between a shareholder's Fund account and bank account).

                                 RISK FACTORS

  Because each Acquiring Fund shares similar investment objectives and policies with the corresponding Acquired Fund, the risks of an investment in the Acquiring Fund are similar to the risks of an investment in the corresponding Acquired Fund. Certain risks associated with an investment in the Acquiring Funds are summarized below and compared with the corresponding risks associated with an investment in the Acquired Funds. Except as noted below, investments in each Acquiring Fund and its corresponding Acquired Fund are generally subject to similar risks. A more detailed description of certain of the risks associated with an investment in the Acquiring Funds is contained in Appendix B to this Prospectus/Proxy Statement under the caption "Characteristics and Risks of Securities and Investment Techniques."

  The values of all securities and other instruments held by the Acquiring Funds vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of the Acquiring Funds will vary. The net asset value per share of an Acquiring Fund may be less at the time of redemption than it was at the time of investment. It is the policy of the Acquiring Funds, which invest primarily in common stock, to be as fully invested as practicable in such securities at all times. This policy precludes the Acquiring Funds from investing in debt securities as a defensive investment posture (unlike the Acquired Funds, which may invest defensively when conditions warrant), although the Acquiring Funds may invest in such securities to provide for payment of expenses and to meet redemption requests. Accordingly, investors in the Acquiring Funds bear the risk of general declines in stock prices, and bear any risk that the Acquiring Fund's exposure to such declines cannot be lessened by investing defensively.

  Foreign Securities. Securities of foreign issuers may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Some of the risks of investing in foreign securities include adverse changes in foreign currency exchange rates and restrictions, liquidity risks, tax liability, and risks of adverse political and economic developments. The Acquiring Funds, whose foreign investments are limited to ADRs, may be exposed to less risk from foreign investments than the Acquired Funds, which have the flexibility to invest more significantly in foreign securities.

  Low Capitalization Stocks. The Acquiring Funds, like the Acquired Funds, may invest in common stock of companies that are smaller and have lower market capitalizations than other publicly traded companies. The securities of smaller, less seasoned companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or may be dependent upon a limited management group. As a result, the disposition of securities to meet redemptions may require the Fund to sell these securities at a disadvantageous time or at disadvantageous prices, or to make many small sales over a lengthy period of time. As described above, the Discovery Fund has historically invested to a greater extent in companies with smaller market capitalizations than has the Mid Cap Fund, and thus the Mid Cap Fund may be subject to the foregoing risks to a lesser extent than the Discovery Fund.

  Repurchase Agreements. Investing in repurchase agreements subjects the Acquiring Funds, like the Acquired Funds, to the risk that the default or bankruptcy of the other party to the repurchase agreement could subject the Fund to expenses, delays and risk of loss on the securities subject thereto. The Acquiring Funds limit their investments in repurchase agreements maturing in more than seven days and other illiquid securities to no more than 10% of net assets, consistent with the Funds' policies on investments in illiquid securities, while the limit for the Acquired Funds is 15% of net assets.

  Reverse Repurchase Agreements and Borrowings. Reverse repurchase agreements and borrowings subject each of the Acquiring Funds, like the Acquired Funds, to the risk that changes in the value of a Fund's portfolio securities may amplify changes in the Fund's net asset value per share and also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. Unlike the Acquired Funds, the Acquiring Funds subject reverse repurchase agreements to the Acquiring Funds' overall borrowing limit of 33 1/3% of a Fund's total assets. The Acquired Funds are subject to an overall borrowing limitation of 10% of a Fund's total assets (not including the amount borrowed).

  Loans of Portfolio Securities. The Acquired Funds and the Acquiring Funds may incur similar risks from lending their securities to broker-dealers if they exercise their right to lend securities. Those risks include the risk of the loss of rights in the collateral or delay in recovery of the collateral if the borrower fails financially.

  Illiquid Securities. The Acquired Funds and the Acquiring Funds share similar risks for investments in illiquid securities--specifically, higher transaction costs. The Acquiring Funds may be exposed to slightly less risk, however, since they limit their investments in illiquid securities to no more than 10% of net asset value at the time of the investment, whereas each Acquired Fund may invest up to 15% of its net asset value in illiquid securities.

  Derivative Instruments. The Acquiring Funds may not invest in derivative instruments, unlike the Acquired Funds, which may enter into options and futures contracts for hedging purposes or as a part of their investment strategies. Neither the Acquiring Funds nor the Acquired Funds can engage in swap agreements. Use of derivative instruments may involve certain costs and risks, including the risk that the Fund could not close out a position when it would be most advantageous to do so due to an illiquid market, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, the risk of bankruptcy or default of counterparties, and the risk that unexpected changes in interest rates or other market movements may adversely affect the value of the Fund's investments in particular derivative instruments.

                        SPECIAL MEETING OF SHAREHOLDERS

  This Prospectus/Proxy Statement is furnished in connection with a Special Meeting of Shareholders to be held on December 20, 1996 or at such later time made necessary by adjournment (the "Meeting") and the solicitation of proxies by and on behalf of the Trustees of the PAF Trust for use at the Meeting. The Meeting is being held to consider the proposed Mergers of each Acquired Fund with the corresponding Acquiring Fund by the transfer of all of the Acquired Fund's assets and liabilities to the Acquiring Fund. This Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about November 4, 1996.

  The Trustees of the PAF Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              PROPOSALS 1 AND 2:

        APPROVAL OR DISAPPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

  The shareholders of the Value Fund are being asked to approve or disapprove a Merger between the Value Fund and the New Value Fund (Proposal 1) and the shareholders of the Discovery Fund are being asked to approve or disapprove a Merger between the Discovery Fund and the Mid Cap Fund (Proposal 2). Each Merger is proposed to take place pursuant to an Agreement and Plan of Reorganization between the Acquired Fund and the Acquiring Fund, dated as of November 1, 1996 (the "Agreement"), each of which is in the form attached to this Prospectus/Proxy Statement as Appendix A.

  Each Agreement provides, among other things, for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (i) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and (ii) the issuance to the Acquired Fund of the Class A, Class B and Class C Merger Shares, the number of which will be calculated based on the value of the net assets attributable to the Class A, Class B and Class C shares, respectively, of the Acquired Fund acquired by the Acquiring Fund and the net asset value per Class A, Class B and Class C share of the Acquiring Fund, all as more fully described below under "Information About the Mergers."

  After receipt of the Merger Shares, the Acquired Fund will cause the Class A Merger Shares to be distributed to its Class A shareholders, the Class B Merger Shares to be distributed to its Class B shareholders and the Class C Merger Shares to be distributed to its Class C shareholders, in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of full and fractional Class A, Class B or Class C Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Class A, Class B or Class C Acquired Fund shares, as the case may be.

  Trustees' Recommendations. The Trustees of the PAF Trust have voted unanimously to approve each proposed Merger and to recommend that shareholders of each Acquired Fund also approve the Merger for such Fund.

  Required Shareholder Vote. The affirmative vote of a plurality of the quorum required for the transaction of business of an Acquired Fund is necessary for the consummation of the proposed Merger for such Fund. At a meeting of shareholders of the Acquired Fund, 30% of the shares of the Acquired Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business for such Fund.

  A shareholder of an Acquired Fund objecting to the proposed Merger is not entitled under either Massachusetts law or the PAF Trust's Agreement and Declaration of Trust (the "PAF Declaration of Trust") to demand payment for and an appraisal of his or her Acquired Fund shares if the Merger is consummated over his or her objection. Shareholders may, however, redeem their shares at any time prior to the Merger and, if the Merger is consummated, shareholders will still be free at any time to redeem their Merger Shares, for cash at net asset value (less any applicable CDSC) at the time of such redemption, or to exchange their Merger Shares for shares of the same class of certain other funds offered by the PFEAS Trust or PIMS, at net asset value at the time of such exchange. See "Exchange Privilege" in Appendix B.

  Each proposed Merger is subject to a number of conditions, including the approval of the shareholders of both the relevant Acquired Fund and the corresponding Acquiring Fund. A meeting of shareholders of each Acquiring Fund will be held on or about December 20, 1996 to vote on the approval of the Mergers. In the event that any Merger is not approved by the shareholders of both the Acquired Fund and the Acquiring Fund, the Acquired Fund will continue to be managed as a separate series of the PAF Trust in accordance with its current investment objective and policies, and the PAF Trust's Trustees may consider such alternatives as may be in the best interests of shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED MERGERS

  The Trustees of the PAF Trust, including the Trustees who are not "interested persons" of the PAF Trust (the "Independent Trustees"), have determined that each Merger would be in the best interests of the relevant Acquired Fund, and that the interests of such shareholders would not be diluted as a result of effecting the Merger. The Trustees have unanimously approved each proposed Merger and have recommended its approval by shareholders. In addition to the reasons for recommending the Mergers described below, the Trustees took into account the fact that the Acquired Funds will be bearing a portion of the expenses associated with the Mergers, including those described under "Information About the Mergers." The Trustees also considered, in determining that the interests of shareholders would not be diluted, the unrealized capital appreciation in each Acquiring Fund as compared to the unrealized capital appreciation in the corresponding Acquired Fund, in each case as a percentage of the Fund's total net assets. Those percentages as of June 30, 1996 were as follows:

                                              UNREALIZED CAPITAL APPRECIATION
                                           (AS A PERCENTAGE OF TOTAL NET ASSETS)
                NAME OF FUND                         ON JUNE 30, 1996
                ------------               -------------------------------------
   New Value Fund.........................                  6.0%
   Value Fund.............................                  7.0%
   Mid Cap Fund...........................                 13.4%
   Discovery Fund.........................                 10.3%

  The principal reasons why the Trustees are recommending the Mergers, and the overall restructuring of the PIMCO Mutual Funds of which the Mergers are a part, are as follows:

    (i) Economies of scale at fund level. The Trustees have determined that it is in the best interests of each Acquired Fund's shareholders to combine the Acquired Fund with the corresponding Acquiring Fund in order to increase the asset base over which the Acquired Fund's expenses will be spread, which, in part, has allowed the Trustees of the PFEAS Trust to approve agreements that provide total fees and expenses at more favorable rates and allow Acquired Fund shareholders to benefit from breakpoints in administrative fees. As described more fully in the Overview under "Operating Expenses," total expenses for each Acquired Fund will decline immediately as a result of the Mergers.

    (ii) Unified fee structure. Under the PFEAS Trust's "unified" fee structure, Acquired Fund shareholders will gain the immediate benefits of a level of Fund expenses that is, under ordinary circumstances, precise and predictable. During the term of the Acquiring Funds' administration agreement (initially, one year), Acquired Fund shareholders will also be insulated, under ordinary circumstances, from price increases in third-party services and from associated increased expense ratios arising from a decline in net assets. On the other hand, under the terms of the administration agreement, the Acquiring Funds' administrator and not the shareholders would benefit from any price decreases in third-party services and from decreased expense ratios arising from an increase in net assets. Information on each Fund's operating expenses is set out above in the Overview under "Operating Expenses."

    (iii) Appropriate investment objectives, diversification, etc. The investment objective, policies, and restrictions of each Acquiring Fund are similar to those of the corresponding Acquired Fund, and the Trustees believe that an investment in shares of the Acquiring Fund will provide shareholders with an investment opportunity comparable to that currently afforded by the Acquired Fund, with the potential for reduced investment risk because of the opportunities for additional diversification of portfolio investments through increased Fund assets.

    (iv) Continued investment in a mutual fund without recognition of gain or loss for federal income tax purposes. The proposed reorganization will permit Acquired Fund shareholders to keep their investment in an open-end mutual fund, without recognition of gain or loss for federal income tax purposes. If the Acquired Funds were to liquidate and shareholders were to receive the net asset value of their shares in liquidating distributions, gain or loss would be recognized for federal income tax purposes.

    (v) Larger, more integrated fund complex. The restructuring of the PIMCO Mutual Funds (which is subject to satisfaction of a number of conditions, including shareholder approval of the Mergers) should reduce confusion for shareholders between funds with similar names and/or investment objectives. It will also give shareholders broader exchange privileges among funds.

INFORMATION ABOUT THE MERGERS

  AGREEMENT AND PLAN OF REORGANIZATION. Each proposed Agreement and Plan of Reorganization provides that the relevant Acquiring Fund will acquire all of the assets of the corresponding Acquired Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and for the issuance of the Class A, Class B and Class C Merger Shares, all as of the Exchange Date (defined in each Agreement to be January 17, 1997 or such other date as is agreed to by the Acquiring Fund and the Acquired Fund). The following discussion of the Agreements is qualified in its entirety by the full text of each Agreement, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

  Each Acquired Fund will sell all of its assets to the corresponding Acquiring Fund, and, in exchange, the Acquiring Fund will assume all of the liabilities of the Acquired Fund and deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to its Class A shares, less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund attributable to the Class A shares of the Acquired Fund, (ii) a number of full and fractional Class B Merger Shares having a net asset value equal to the value of assets of the Acquired Fund attributable to its Class B shares, less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund attributable to the Class B shares of the Acquired Fund, and (iii) a number of full and fractional Class C Merger Shares, having a net asset value equal to the value of the assets of the Acquired Fund attributable to its Class C shares, less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund attributable to the Class C shares of the Acquired Fund.

  Immediately following the Exchange Date, each Acquired Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by the Acquired Fund, with Class A Merger Shares being distributed to holders of Class A shares of the Acquired Fund, Class B Merger Shares being distributed to holders of Class B shares of the Acquired Fund and Class C Merger Shares being distributed to holders of Class C shares of the Acquired Fund. As a result of the proposed transaction, each holder of Class A, Class B and Class C shares of the Acquired Fund will receive a number of Class A, Class B and Class C Merger Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B and Class C shares, respectively, of the Acquired Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund shareholders, each account representing the respective number of full and fractional Class A, Class B or Class C Merger Shares due such shareholder. New certificates for Merger Shares will not be issued. Shareholders of the Acquired Funds holding certificates for shares will be sent instructions on how they will be able to exchange those certificates for certificates representing shares of the Acquiring Funds.

  The consummation of each Merger is subject to the conditions set forth in the Agreement (any of which may be waived), which conditions include, among others, the approval of the PFEAS shareholders of (a) a Second Amended and Restated Declaration of Trust, as described below in "Declaration of Trust," and (b) the election of the Trustees of the PAF Trust to the Board of Trustees of the PFEAS Trust. The Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of each Fund, prior to the Exchange Date, by mutual consent of the relevant Trustees on behalf of the Acquired and Acquiring Funds or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

  All legal and accounting fees and expenses, printing and other fees and expenses (other than portfolio transfer taxes (if any), brokerage and other similar expenses, all of which will be borne by the relevant Fund) incurred in connection with the consummation of the transactions contemplated by the Agreement will be allocated in accordance with the following: First, the costs of the overall restructuring of the PIMCO Mutual Funds referred to in the Overview under "Proposed Transactions," including the costs of the Mergers and this Prospectus/Proxy Statement, are being preliminarily allocated on a basis approved by the Trustees, including the Independent Trustees, of the PAF Trust. This preliminary allocation is based in part on the number of Funds involved and in part on the number of shareholders to whom mailings will be made. PIMCO Advisors will bear any and all expenses preliminarily allocated to the Acquired Fund and the Acquiring Fund to the extent that they would otherwise exceed the respective expense caps (the "Relevant Expense Caps") set forth below. The Acquired Fund and the Acquiring Fund have agreed to pay the expenses preliminarily allocated to them but not, however, in an amount exceeding the Relevant Expense Caps. In general, the Relevant Expense Caps represent a percentage (approximately 50%) of the projected aggregate savings in advisory and administrative fees for shareholders of the Acquired Funds under the Acquiring Funds' "unified" fee structure for the first year following the effective date of the Mergers. The currently estimated restructuring expenses to be borne by the Funds and the Relevant Expense Caps are as follows:

   NAME OF FUND                    CURRENT EXPENSE ESTIMATE RELEVANT EXPENSE CAP
   ------------                    ------------------------ --------------------
   New Value Fund.................         $20,000                $20,000
   Value Fund.....................         $55,000                $70,496
   Mid Cap Fund...................         $20,000                $20,000
   Discovery Fund.................         $46,355                $46,355

  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code.

  In addition to the foregoing, as noted above, it is anticipated that the Discovery Fund may restructure up to one-third of its portfolio in anticipation of its Merger with the Mid Cap Fund. Brokerage expenses associated with such restructuring have been estimated by PIMCO Advisors to be as much as $75,000.

  DESCRIPTION OF THE MERGER SHARES. Full and fractional Merger Shares will be issued to each Acquired Fund's shareholders in accordance with the procedure under the Agreement as described above. The Merger Shares are Class A, Class B and Class C shares of the Acquiring Funds, which have characteristics identical to those of the corresponding class of Acquired Fund shares with respect to sales charges, CDSCs, conversion, and 12b-1 fees. Investors purchasing Class A shares of the Acquiring Funds generally pay a sales charge of up to 5.50% at the time of purchase, but Acquired Fund shareholders receiving Class A Merger Shares in the Merger will not pay a sales charge on such shares. Class A shares of the Acquiring Funds are generally not subject to redemption fees, except that certain purchases of $1,000,000 or more of Class A shares of the Acquiring Funds are not subject to a front end sales load but are subject to a 1% CDSC if redeemed within 18 months after purchase. Class A shares of the Acquiring Funds are subject to a 12b-1 servicing fee at the annual rate of 0.25% of the net assets attributable to the Fund's Class A shares. Class B shares of the Acquiring Funds are sold without a front end sales charge, but are subject to a CDSC of up to 5% if redeemed within seven years of original purchase. Class B shares of the Acquiring Funds are also subject to 12b-1 distribution and servicing fees at the annual rates of 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class B shares. Class B shares of the Acquiring Funds convert automatically into Class A shares after they have been held for seven years. Class C shares of the Acquiring Funds are sold without a front end sales charge, but are subject to a CDSC of 1% if redeemed within one year after purchase, and do not automatically convert into any other class of shares. Class C shares of the Acquiring Funds are subject to 12b-1 distribution and servicing fees at the annual rates of 0.75% and 0.25%, respectively, of the average daily net assets attributable to the Fund's Class C shares. For purposes of determining the CDSC payable on redemption of Class A, Class B or Class C Merger Shares received by holders of Class A, Class B or Class C shares of the Acquired Fund, as well as the conversion date of Class B Merger Shares, such shares will be treated as having been acquired as of the dates that, and for the prices at which, such shareholders originally acquired their Class A, Class B or Class C shares, as the case may be, of the Acquired Fund, and the CDSC would be applied at the same rate as was in effect for the Acquired Fund at the time the shares of the Acquired Fund were originally purchased. See "Alternative Purchase Arrangements" in Appendix B for more information about the characteristics of Class A, Class B and Class C shares of the Acquiring Funds.

  ADMINISTRATIVE ARRANGEMENTS. PIMCO currently serves (and PIMCO Advisors from and after the Mergers will serve) as administrator to the Acquiring Funds pursuant to an administration agreement. The administrator provides administrative services to the Acquiring Funds, which includes clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Acquiring Funds, preparation of reports to the Acquiring Funds' shareholders and regulatory filings. In addition, pursuant to the unified fee arrangement described above, the administrator, at its own expense, arranges for the provision of legal, audit, custody, portfolio accounting, transfer agency and other ordinary services for the Acquiring Funds, and is responsible for the costs of registration of the Acquiring Funds' shares and the printing of prospectuses and shareholder reports for current shareholders. For such services, each Acquiring Fund pays the administrator an administrative fee at the annual rate of 0.40% of the first $2.5 billion of the average daily net assets attributable in the aggregate to each Fund's Class A, Class B and Class C shares and 0.35% of such assets in excess of $2.5 billion.

  Certain expenses of the Acquiring Funds are not borne by the administrator. The Acquiring Funds are responsible for the following expenses: (i) salaries and other compensation of any of the PFEAS Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, PIMCO, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the PFEAS Trust, the Adviser, PIMCO or the sub-advisers ("Portfolio Managers") to the funds in the PFEAS Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and
(viii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable with respect to Class A, B and C shares and may include certain other expenses as permitted by the PFEAS Trust's Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to review and approval by the Trustees.

  CERTAIN PAYMENTS BY THE DISTRIBUTOR. In connection with the sale of Class B and Class C shares of the Acquired Funds, the Distributor pays commissions to broker-dealers from its own assets that it expects to recover over time through the receipt of distribution fees in connection with the Acquired Funds' Class B and Class C shares and the receipt of any CDSC on Class B and Class C shares. The total amount of such commissions paid by the Distributor with respect to the Acquired Funds before the consummation of the proposed Mergers will likely exceed the amounts recovered by the Distributor by that time. Such unrecovered amounts do not represent a liability of the Acquired Funds and, consequently, the Acquiring Funds will not assume any such liability in connection with the consummation of the Mergers. However, to the extent the Distributor has not fully recovered such commissions before the consummation of the proposed Mergers, it is anticipated that the PFEAS Trust's Trustees will consider such unrecovered amounts, among other factors, in determining whether to continue payments of distribution fees in the future with respect to Class B and Class C shares of the Acquiring Funds.

  As of June 30, 1996, the expenses incurred by the Distributor in distributing shares of the PAF Trust were approximately $3,298,000 in excess of payments under the PAF Trust's Distribution and Servicing Plan with respect to Class C shares and $8,948,000 in excess of payments under the PAF Trust's Distribution and Servicing Plan with respect to Class B shares.

  DECLARATION OF TRUST. As part of the overall restructuring of the PIMCO Mutual Funds (of which the proposed Mergers are a part), the PFEAS Trust's Trustees have proposed to the PFEAS Trust's shareholders that they approve a Second Amended and Restated Declaration of Trust (the "Proposed PFEAS Declaration"), which would take the place of the current Agreement and Declaration of Trust, as amended, of the PFEAS Trust (the "Current PFEAS Declaration"). If the Proposed PFEAS Declaration is approved by the PFEAS Trust's shareholders, it would become effective concurrently with the effectiveness of the proposed Mergers. The PFEAS Trust's shareholders will vote on the approval of the Proposed PFEAS Declaration on or about December 20, 1996. PAF Trust shareholders do not vote on the Proposed PFEAS Declaration.

  The Proposed PFEAS Declaration is substantially identical to the provisions of the PAF Declaration of Trust. Thus, if the Proposed PFEAS Declaration is approved, the Mergers would result in each Acquired Fund's shareholders receiving shares in an entity governed by substantially identical provisions to the entity in which they now hold shares. As noted above, the approval of the Proposed PFEAS Declaration is a condition to the consummation of the Mergers. However, if the Proposed PFEAS Declaration is not approved by the PFEAS Trust's shareholders and the PAF Trust nonetheless proceeds with the Mergers, then the Merger Shares would be governed by the provisions of the Current PFEAS Declaration. Regardless of whether the Proposed PFEAS Declaration is approved, the PFEAS Trust, like the PAF Trust, will be governed by Massachusetts law, and the PFEAS Trust's operations, like those of the PAF Trust, will remain subject to the provisions of the 1940 Act and the rules thereunder.

  Each of the Merger Shares will be fully paid and nonassessable by the PFEAS Trust when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Merger Shares will have the conversion rights specified above. The Current PFEAS Declaration permits the Trust to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. At the time of each Merger, each Acquiring Fund's shares will be divided into five classes: the Institutional Class, the Administrative Class, Class A, Class B and Class C.

  Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Current PFEAS Declaration disclaims shareholder liability for acts or obligations of the PFEAS Trust and/or the Acquiring Funds and requires that notice of such disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the PFEAS Trust, the Acquiring Funds or the Trustees. The Current PFEAS Declaration provides for indemnification out of Acquiring Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Acquiring Fund as a result of holding shares of the Acquiring Fund. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which such disclaimer was inoperative and the Acquiring Fund was unable to meet its obligations. The likelihood of such a circumstance is considered remote. The shareholders of the Acquired Fund are currently subject to this same risk of shareholder liability, under Massachusetts law and similar provisions in the PAF Declaration of Trust.

  Certain differences between the Current PFEAS Declaration and the Proposed PFEAS Declaration are summarized below:

  Shareholder Voting Requirements--Generally. The Current PFEAS Declaration sets forth the specific matters on which shareholders are entitled to vote, the size of the vote required for approval of each such matter (i.e., plurality, majority, supermajority), the circumstances in which shareholders may call and hold meetings, and other information concerning shareholders' general voting rights. The Proposed PFEAS Declaration states that shareholders shall have power to vote as is provided for in, and may hold meetings and take actions pursuant to, the provisions of the proposed Bylaws (the "Proposed Bylaws"), which have been unanimously adopted by the PFEAS Trust's Trustees contingent upon a favorable vote of the shareholders of the PFEAS Trust on the Proposed PFEAS Declaration. The Proposed Bylaws, which are substantially identical to the Bylaws currently in effect for PAF, in turn provide all details regarding (i) the matters on which shareholders are entitled to vote,
(ii) the size of the vote required for approval of each matter and (iii) the circumstances in which shareholders may call and hold meetings. The Proposed Bylaws provide shareholders with voting powers which, with certain exceptions as described in greater detail below, are substantially similar to the powers provided for in the Current PFEAS Declaration. Under both the Current PFEAS Declaration and the Proposed Bylaws, shareholders have the power to vote (i) for the election of Trustees, provided, however, that no meeting of shareholders is required to be called for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees have been elected by the shareholders; (ii) with respect to any manager or sub-adviser to the extent required by the 1940 Act; (iii) with respect to the termination of the Trust; (iv) with respect to amendments to the Declaration of Trust which may adversely affect the rights of shareholders; (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not an action should be brought derivatively or as a class action on behalf of the PFEAS Trust or its shareholders; and (vi) with respect to such additional matters relating to the PFEAS Trust as may be required by law, the relevant declaration of trust and bylaws or any registration statement of the PFEAS Trust, or as the Trustees consider necessary or desirable.

  Both the Current PFEAS Declaration and the Proposed PFEAS Declaration provide that any amendment thereto that adversely affects the rights of shareholders may be adopted only by an instrument in writing signed by a majority of the then Trustees when authorized to do so by the vote of a majority of the shares entitled to vote. However, the Proposed PFEAS Declaration also provides that if fewer than all shareholders are affected by an amendment, only the vote of the shareholders of those series or classes affected by the amendment shall be required to vote on the amendment. The Proposed Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority. Although no shareholder vote would be required to amend any portion of the Proposed Bylaws, including portions setting forth shareholder voting rights, the PFEAS Trust would still be subject to shareholder rights required by the 1940 Act and the rules and regulations thereunder, the Securities and Exchange Commission and/or any applicable state laws. Thus, under current law, (i) Trustees must be elected by shareholders under certain circumstances, (ii) investment advisory contracts must still be approved by a vote of at least a majority of the PFEAS Trust's outstanding voting securities, (iii) distribution plans must still be approved by a vote of at least a majority of outstanding voting securities and
(iv) auditors must still be selected annually at an annual meeting of shareholders if such a meeting is held.

  Shareholder Voting Requirements--Reorganizations. The Current PFEAS Declaration provides that shareholders shall have the power to vote with respect to any proposed transaction whereby the PFEAS Trust, or any one or more series thereof, merges into or consolidates with one or more trusts, partnerships or associations. The term "merger" is in turn defined to include any purchase or acquisition of any assets of another investment company. Under the Current PFEAS Declaration, any such consolidation or merger requires a Majority Shareholder Vote of each Series affected thereby. As used in the Current PFEAS Declaration, the term "Majority Shareholder Vote" means, with respect to the PFEAS Trust or any series eligible to vote (as the case may be), the lesser of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the PFEAS Trust or such series are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the PFEAS Trust or such series. Neither the Proposed PFEAS Declaration nor the Proposed Bylaws requires any shareholder vote with respect to any proposed transaction whereby the PFEAS Trust, or any one or more series thereof, as successor, survivor, or non-survivor, consolidates with, merges into, or has merged into it, one or more trusts, partnerships or associations. Under the Proposed PFEAS Declaration and Proposed Bylaws, the shareholders would be entitled to vote if, and to the extent that, the Trustees consider such a vote to be necessary or desirable. Historically, the PAF Trust's Trustees have concluded that it would be necessary or desirable for shareholders of the funds in the PAF Trust to approve or disapprove a merger where the PAF Trust fund was not the survivor. There can be no assurance that the PFEAS Trust's Trustees would reach a similar conclusion or that they would do so in all cases.

  Multi-Class Structure--Permitted Differences Between Classes. The Current PFEAS Declaration provides that all shares of the PFEAS Trust or of any series shall be identical to all other shares of the PFEAS Trust or the same series, as the case may be, except that there may be variations between different classes as to allocation of expenses, rights of redemption, special and relative rights as to dividends, and on liquidation, conversion rights, and conditions under which the several classes shall have separate voting rights. The Proposed PFEAS Declaration does not enumerate the permitted ways in which two or more classes of shares may differ but affords to the Trustees the right to assign them such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine or as shall be set forth in the Proposed Bylaws.

  Most series of the PFEAS Trust currently offer two classes of shares, Institutional Class and Administrative Class shares, the primary difference between the two classes being whether or not a service fee is charged. The PFEAS Trust also expects that, in connection with the overall reorganization of the mutual funds advised by PIMCO Advisors, a number of its funds will offer three additional classes of shares, Class A, Class B and Class C shares, beginning in mid-January, 1997. The primary differences among such additional classes are described above in the Overview under "Proposed Transactions," and these include whether such shares are subject to a front end sales load or a CDSC, the duration of the application of any such CDSC, and whether such shares are subject to a distribution fee. Under the Proposed PFEAS Declaration, the PFEAS Trust would still be subject to the multi-class requirements under the 1940 Act and the rules and regulations thereunder. In particular, Rule 18f-3 under the 1940 Act currently provides, inter alia, that each class (i) shall have a different arrangement for shareholder services or the distribution of securities or both, and shall pay all of the expenses of that arrangement; (ii) may pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of that company's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than other classes; (iii) may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract of the company to the different investment performance of each class; and (iv) shall have exclusive voting rights of any matter submitted to shareholders that relates solely to its arrangements.

  Standards in Respect of Advisory and Distribution Contracts. The Current PFEAS Declaration provides that all advisory and distribution contracts entered into with certain interested persons of the PFEAS Trust must, inter alia, be "reasonable and fair" when entered into. It is unclear how this contractual provision would be interpreted by a court of competent jurisdiction. Under precedent dealing with Massachusetts corporations, a party defending the fairness of an interested transaction has the burden of proof and the statute of limitations on a contract is generally six years. While there is no comparable provision in the Proposed PFEAS Declaration, if the Proposed PFEAS Declaration were approved, all advisory and distribution contracts entered into by the PFEAS Trust would remain subject to the requirements of the 1940 Act and the rules and regulations thereunder and any applicable state laws. For example, Section 36 of the 1940 Act imposes a fiduciary duty on advisers and their affiliates with respect to the compensation for services that they receive from registered investment companies such as the Acquiring Funds. In a claim for excessive advisory or distribution fees under Section 36 of the 1940 Act, the plaintiff bears the burden of proof and the statute of limitations is one year. Relevant appellate court precedent provides that the principal factor to be considered in determining the reasonableness of an advisory fee under the 1940 Act is whether the fee is "so disproportionately large that it bears no relationship to the services rendered and could not have been the product of arm's-length bargaining."

  Indemnification of Trustees and Officers. The Proposed PFEAS Declaration clarifies the procedures for determining whether a trustee, officer, or other person acting under his or her direction is entitled to indemnification by the PFEAS Trust. The Proposed PFEAS Declaration provides in general that a trustee, officer or other person acting under their direction is entitled to indemnification except with respect to any matter as to which such person shall have been finally adjudicated in any action, suit or other proceeding
(a) not to have acted in good faith in the reasonable belief that such person's action was in or not opposed to the best interest of the PFEAS Trust or (b) to be liable to the PFEAS Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

  ADDITION OF TRUSTEES OF THE PAF TRUST TO THE BOARD OF TRUSTEES OF THE PFEAS TRUST. In connection with the overall restructuring of the PIMCO Mutual Funds of which the Mergers are a part, all of the members of the Board of Trustees of the PAF Trust who are not currently on the Board of Trustees of the PFEAS Trust have been nominated to such board and those nominations have been submitted to the current shareholders of the PFEAS Trust for election. As noted above, the consummation of each Merger is subject to a number of conditions, including the condition that the PFEAS Trust's shareholders elect such persons as Trustees of the PFEAS Trust.

  FEDERAL INCOME TAX CONSEQUENCES. As a condition to each Acquired Fund's obligation to consummate the Merger, the Fund will receive an opinion from Ropes & Gray, counsel to the PAF Trust, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (ii) under
Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iii) under Section 358 of the Code, the tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the basis of the Acquired Fund shares; and (iv) under Section 1223(1) of the Code, a shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset. The opinion will be based on certain factual certifications made by officers of the PFEAS Trust and the PAF Trust and will also be based on customary assumptions.

  Prior to the Exchange Date, each Acquired Fund will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

  CAPITALIZATION. The following tables show the capitalization of each Acquired Fund and each Acquiring Fund as of June 30, 1996 and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value:

                             CAPITALIZATION TABLES

                                 JUNE 30, 1996
                                  (UNAUDITED)

                                                VALUE  NFJ DIVERSIFIED PRO FORMA
                                                FUND    LOW P/E FUND   COMBINED*
                                               ------- --------------- ---------
Net Assets (000's omitted)
 Class A...................................... $ 8,423     $   --       $ 8,414
 Class B......................................  14,386         --        14,370
 Class C......................................  29,489         --        29,457
 Institutional Class..........................      --     52,727        52,669
 Administrative Class.........................      --         --            --
Shares outstanding (000's omitted)
 Class A......................................     692         --           692
 Class B......................................   1,182         --         1,182
 Class C......................................   2,424         --         2,424
 Institutional Class..........................      --      4,232         4,232
 Administrative Class.........................      --         --            --
Net asset value per share
 Class A...................................... $ 12.17     $   --       $ 12.17
 Class B......................................   12.17         --         12.17
 Class C......................................   12.17         --         12.17
 Institutional Class..........................      --      12.46         12.46
 Administrative Class.........................      --         --            --

--------
* Pro Forma net assets have been reduced by merger-related legal and accounting costs and certain other costs.

                                             DISCOVERY CADENCE MID CAP PRO FORMA
                                               FUND      GROWTH FUND   COMBINED*
                                             --------- --------------- ---------
Net Assets (000's omitted)
 Class A....................................  $10,369      $    --      $10,365
 Class B....................................   19,075           --       19,068
 Class C....................................   38,501           --       38,487
 Institutional Class........................       --      231,011      230,930
 Administrative Class.......................       --        1,071        1,071
Shares outstanding (000's omitted)
 Class A....................................      928           --          928
 Class B....................................    1,721           --        1,721
 Class C....................................    3,474           --        3,474
 Institutional Class........................       --       11,881       11,881
 Administrative Class.......................       --           55           55
Net asset value per share
 Class A....................................  $ 11.17      $    --      $ 11.17
 Class B....................................    11.08           --        11.08
 Class C....................................    11.08           --        11.08
 Institutional Class........................       --        19.44        19.44
 Administrative Class.......................       --        19.44        19.44

--------
* Pro Forma net assets have been reduced by merger-related legal and accounting costs and certain other costs.

  Pro forma financial statements of the Funds as of and for the fiscal year ended June 30, 1996 are included in the Merger Statement of Additional Information. Because each Agreement provides that the Acquiring Fund will be the surviving Fund following the reorganization and because the Acquiring Fund's investment objective and policies will remain unchanged, the pro forma financial statements reflect the transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund as contemplated by the Agreement.

                     INFORMATION ABOUT THE ACQUIRING FUNDS

  Other information relating to the Acquiring Funds, including information with respect to their investment objectives, policies and restrictions, may be found at Appendix B to this Prospectus/Proxy Statement. Further information regarding the Acquiring Funds, including financial information, may be found in the Merger Statement of Additional Information, the PFEAS Prospectus, the PFEAS Statement of Additional Information and the PFEAS Annual Report, which are available on request by calling 1-800-927-4648. Certain information and commentary from the PFEAS Annual Report relating to the Acquiring Funds' recent investment performance is set forth in Appendix C to this Prospectus/Proxy Statement.

  Proxy materials, reports, proxy and information statements and other information filed by the PFEAS Trust with respect to the Acquiring Funds can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                     INFORMATION ABOUT THE ACQUIRED FUNDS

  Other information relating to the Acquired Funds, including information in respect of their investment objectives and policies and financial history, may be found in the Merger Statement of Additional Information, the PAF Prospectus, the PAF Statement of Additional Information and the PAF Semi-Annual Report, which are available on request by calling 1-800-426-0107.

  Proxy materials, reports, proxy and information statements and other information filed by the PAF Trust with respect to the Acquired Funds can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                              VOTING INFORMATION

  RECORD DATE AND METHOD OF TABULATION. Shareholders of record of each Acquired Fund at the close of business on October 18, 1996 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionally. Shareholders of each Acquired Fund will vote only on the approval or disapproval of that Fund's Merger.

  Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the PAF Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and

(ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. So long as a quorum is present, abstentions and broker non-votes will have no effect on the outcome of the voting on the proposal.

  The PFEAS Trust will use similar procedures to those described in the foregoing paragraph at the meeting of shareholders of the Acquiring Funds to be held on or about December 20, 1996 to vote on the approval of disapproval of the Mergers. Shareholders of record of each Acquiring Fund as of October 18, 1996 will be entitled to notice of and to vote at such meeting. Approval of the Merger with respect to each Acquiring Fund will require the affirmative vote of the lesser of (i) 67% of the voting securities of the Acquiring Fund present at such meeting, if the holders of more than 50% of the outstanding voting shares of such Fund are present or represented by proxy, or (ii) 50% of the outstanding voting securities of the Acquiring Fund. So long as the holders of more than 50% of such shares are present or represented at such meeting, abstentions and broker non-votes will have the effect of negative votes on such approval.

  As of the Record Date, as shown on the books of the PAF Trust, there were issued and outstanding the following numbers of shares of beneficial interest of each class of each Acquired Fund:

                                           CLASS A      CLASS B       CLASS C
                                         ----------- ------------- -------------
   Value Fund........................... 772,254.602 1,374,356.747 2,996,782.755
   Discovery Fund....................... 930,630.784 1,779,545.447 3,208,378.585

  As of the Record Date, to the best of the knowledge of the PAF Trust and the PFEAS Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Acquired Funds and the Acquiring Funds:

                                                                  SHARES    PERCENTAGE OF
                                     OWNER                         OWNED     OUTSTANDING
                ----------------------------------------------- ----------- -------------
VALUE FUND      Merrill Lynch, Pierce, Fenner & Smith, Inc.          99,378    12.86%
 CLASS A        for the sole benefit of its customers ("MLPFS")
                Attn: Fund Administration
                4800 Deer Lake Drive East, Floor 3
                Jacksonville, FL 32246
VALUE FUND      MLPFS                                               355,414    25.86%
 CLASS B
VALUE FUND      MLPFS                                               352,651    11.76%
 CLASS C
                FTC & Co.                                       187,406.481     6.25%
                #022
                Attn: Datalynx
                P.O. Box 5508
                Denver, CO 80217
DISCOVERY FUND  MLPFS                                               154,783    16.63%
 CLASS A
DISCOVERY FUND  MLPFS                                               654,502    36.77%
 CLASS B
DISCOVERY FUND  MLPFS                                               638,942    19.91%
 CLASS C


                                                                                           SHARES     PERCENTAGE OF
                                                      OWNER                                 OWNED      OUTSTANDING
                          ------------------------------------------------------------- ------------- -------------
 NFJ DIVERSIFIED LOW P/E  Pacific Mutual Life Insurance Company                         2,040,756.360     46.31%*
           FUND           FBO PM Retirement Plan
   INSTITUTIONAL CLASS    700 Newport Center Drive
                          Newport Beach, California 92660
                          The Northern Trust Company as Trustee for Great Lakes           863,461.875     19.59%
                          Chemical Master Retirement Trust
                          P.O. Box 2200
                          West Lafayette, Indiana 47906
                          BAC Local 19 Pension Trust Fund                                 312,980.893      7.10%
                          777 Davis Street
                          San Francisco, California 94126-2500
                          PM Charitable Foundation                                        275,939.195      6.26%
                          700 Newport Center Drive
                          Newport Beach, California 92660
 CADENCE MID CAP GROWTH   First Trust as Trustee for Dayton Hudson Corporation          2,105,080.446     20.35%
           FUND           P.O. Box 64010
   INSTITUTIONAL CLASS    St. Paul, Minnesota 55164-0010
                          Caremark International Inc.                                     883,887.454      8.54%
                          c/o State Street Bank & Trust
                          1 Enterprise Drive
                          North Quincy, Massachusetts 02171-2126
                          Fleet Bank for University of Massachusetts                      718,798.331      6.95%
                          10 Tremont Street, 4th Floor
                          Boston, Massachusetts 02108
                          Berklee College of Music, Inc.                                  637,636.681      6.16%
                          1140 Boylston Street
                          Boston, Massachusetts 02215-3693
                          Staff Retirement Plan of the International Telecommunications   535,575.625      5.18%
                          Satellite Organization
                          3400 International Drive, N.W.
                          Washington, D.C. 20008-3006
 CADENCE MID CAP GROWTH   First Interstate Bank FBO                                        48,900.607     84.57%
           FUND           Choicemaster
   ADMINISTRATIVE CLASS   5808 East Telephone Road, 2nd Floor
                          Ventura, California 93003
                          Canterbury Consultant FBO                                         5,258.486      9.09%
                          Sandra Hogue Trust
                          660 Newport Center Drive
                          Newport Beach, California 92660

--------
 * Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

  The percentages appearing in the foregoing table are not expected to change as a result of the Mergers because each Acquiring Fund has outstanding only Institutional and/or Administrative Class shares and each Acquired Fund has outstanding only Class A, Class B and Class C shares. As of the Record Date, the officers and Trustees of the PFEAS Trust and the PAF Trust as a group beneficially owned less than 1% of the outstanding shares of each Acquiring Fund.

  SOLICITATION OF PROXIES. Solicitation of proxies by personal interview, mail, and telephone, may be made by officers and Trustees of the PAF Trust and the PFEAS Trust and officers and employees of the Distributor and its affiliates. In addition, the firm of Shareholder Communications Corporation ("SCC") has been retained to assist in the solicitation of proxies. The costs of retaining SCC and other expenses incurred in connection with the solicitation of proxies, like the other costs associated with the general restructuring of the PIMCO Mutual Funds, will be borne only partially by the Funds. See "Information about the Mergers."

  REVOCATION OF PROXIES. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the PAF Trust's Clerk at the principal office of the PAF Trust at 2187 Atlantic Street, Stamford, Connecticut 06902) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Clerk of the PAF Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Proposals 1 or 2 of the Notice of Meeting) to implement the Merger with respect to the relevant Acquired Fund.

  SHAREHOLDER PROPOSALS AT FUTURE MEETINGS OF SHAREHOLDERS. The PAF Declaration of Trust does not provide for annual meetings of shareholders and the PAF Trust does not currently intend to hold such a meeting for shareholders of the Acquired Funds in 1996 or 1997. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Acquired Funds' shareholders must be received by the PAF Trust a reasonable period of time prior to any such meeting. If the Mergers are consummated, the Acquired Funds will terminate in 1997, after which there would be no meetings of the shareholders of the Acquired Funds.

  ADJOURNMENT. If sufficient votes in favor of either proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a plurality of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. If a meeting is adjourned with respect to a proposal, any other proposal may still be acted upon by shareholders. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The costs of any additional solicitation and of any adjourned session will be borne as described above under "Information About the Mergers."

November 4, 1996

                                                                     APPENDIX A

                     AGREEMENT AND PLAN OF REORGANIZATION

  This Agreement and Plan of Reorganization (the "Agreement") is made as of November 1, 1996 by and between PIMCO Advisors Funds, a Massachusetts business trust (the "PAF Trust"), on behalf of its [name of Acquired Fund] (the "Acquired Fund"), and PIMCO Funds: Equity Advisors Series, a Massachusetts business trust (the "PFEAS Trust"), on behalf of its [name of Acquiring Fund] (the "Acquiring Fund").

                            PLAN OF REORGANIZATION

  (a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the "Class A Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the "Class B Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (iii) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the "Class C Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date. (The Class A Merger Shares, the Class B Merger Shares and the Class C Merger Shares shall be referred to collectively as the "Merger Shares.") It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

  (b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B and Class C shareholders of record as of the Exchange Date Class A, Class B and Class C Merger Shares, each shareholder being entitled to receive that proportion of such Class A, Class B and Class C Merger Shares which the number of Class A, Class B or Class C shares of beneficial interest of the Acquired Fund held by such shareholder bears to the number of Class A, Class B and Class C shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

  (c) As promptly as practicable after the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Declaration of Trust of the PAF Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is liquidated.

                                   AGREEMENT

  The Acquiring Fund and the Acquired Fund agree as follows:

  1. Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

    a. The Acquiring Fund is a series of shares of the PFEAS Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The PFEAS Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the PFEAS Trust. Each of the PFEAS Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

    b. The PFEAS Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

    c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the year ended June 30, 1996 have been furnished to the Acquired Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquiring Fund as of their date and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

    d. The prospectus and statement of additional information of the PFEAS Trust, each dated September 15, 1996, as supplemented September 27, 1996 and October , 1996 (collectively, the "PFEAS Prospectus"), previously furnished to the Acquired Fund, did not as of such date and does not contain, with respect to the PFEAS Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the PFEAS Trust or the Acquiring Fund, threatened against the PFEAS Trust or the Acquiring Fund, which assert liability on the part of the PFEAS Trust or the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of June 30, 1996 and those incurred in the ordinary course of business as an investment company since June 30, 1996. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 1996, whether or not incurred in the ordinary course of business.

    g. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the PFEAS Trust's officers, are required to be filed by the Acquiring Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

    i. The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the PFEAS Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund's shareholders referred to in Section 7(a) herein (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the PFEAS Trust and the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

    j. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as will be disclosed in the Registration Statement, the PFEAS Prospectus or the Acquired Fund Proxy Statement.

    k. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

    l. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

    m. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

    n. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

    o. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares.

  2. Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

    a. The Acquired Fund is a series of shares of the PAF Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The PAF Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the PAF Trust. Each of the PAF Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

    b. The PAF Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

    c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the fiscal year ended September 30, 1996 will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of their date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

    d. The prospectus and statement of additional information of the PAF Trust dated February 1, 1996 and July 12, 1996, respectively, as supplemented September 27, 1996 (collectively, the "PAF Prospectus"), which has been previously furnished to the Acquiring Fund, did not contain as of such dates and does not contain, with respect to the PAF Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the PAF Trust or the Acquired Fund, threatened against the PAF Trust or the Acquired Fund, which assert liability on the part of the PAF Trust or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as will be disclosed in the Registration Statement, the PAF Prospectus or the Acquired Fund Proxy Statement.

    g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Acquired Fund's statement of assets and liabilities as of September 30, 1996 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 1996, whether or not incurred in the ordinary course of business.

    h. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the PAF Trust's officers, are required to be filed by the Acquired Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    i. At the Exchange Date, the PAF Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of September 30, 1996 referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

    j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

    k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

    l. The Registration Statement and the Acquired Fund Proxy Statement, on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meetings referred to in Sections 7(a) and 7(c) and on the Exchange Date, the Acquired Fund Proxy Statement and the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Acquired Fund Proxy Statement or the Acquiring Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement, the Acquired Fund Proxy Statement or the Acquiring Fund Proxy Statement.

    m. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

    n. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the PFEAS Prospectus, as amended through the Exchange Date.

    o. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

    p. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the

  Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares, except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund in the manner and on the terms described in the PAF Prospectus.

 3. Reorganization.

    a. Subject to the requisite approval of the shareholders of the Acquired Fund and the shareholders of the Acquiring Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(m) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation of the Acquired Fund of any investments purchased by the Acquired Fund after September 30, 1996 and designated by the Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their Class A, Class B and Class C shares of the Acquired Fund.

    b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

    c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

  4. Exchange Date; Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, and
(iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this
Section 4.

    a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Class A, Class B and Class C shares of the Acquired Fund, and the value of the liabilities attributable to the Class A, Class B and Class C shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

    b. The net asset value of the Class A, Class B and Class C Merger Shares shall be computed in the manner set forth in the PFEAS Prospectus. The value of the assets and liabilities of the Class A, Class B and Class C shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

    c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

    d. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund in three certificates registered in the name of the Acquired Fund, one representing Class A Merger Shares, one representing Class B Merger Shares and one representing Class C Merger Shares. The Acquired Fund shall distribute the Class A Merger Shares to the Class A shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class A Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. The Acquired Fund shall distribute the Class B Merger Shares to the Class B shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class B Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. The Acquired Fund shall distribute the Class C Merger Shares to the Class C shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class C Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to each shareholder in respect of the Acquired Fund shares represented by such certificates; certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

    e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, pursuant to this Agreement.

 5. Expenses, Fees, etc.

    a. The parties hereto understand and agree that the transactions contemplated by this Agreement are being undertaken contemporaneously with a general restructuring and consolidation of certain of the registered investment companies advised by PIMCO Advisors L.P. and its affiliates; and that in connection therewith the costs of all such transactions are being preliminarily allocated on a basis approved, inter alia, by the Trustees of both the PAF Trust and the PFEAS Trust. The Acquired Fund and the Acquiring Fund agree to pay the expenses preliminarily allocated to them but not, however, in an amount exceeding the Relevant Expense Caps. PIMCO Advisors L.P., by countersigning this Agreement, agrees that PIMCO Advisors L.P. will bear any and all expenses preliminarily allocated to the Acquired Fund and the Acquiring Fund to the extent that they would otherwise exceed the Relevant Expense Caps. For these purposes, the "Relevant Expense Caps" shall be $20,000 for the Acquiring Fund and [$70,496--Value Fund] [$46,355--Discovery Fund] for the Acquired Fund; provided, however, that the Relevant Expense Caps for the Acquired Funds will be reduced, pursuant to the conditions of the Trustee approval referred to above, to the extent that expenses of the general restructuring and consolidation preliminarily allocated to all the PAF Trust's funds would otherwise exceed $500,000. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

    b. In the event the transactions contemplated by this Agreement are not consummated by reason of the Acquiring Fund's being either unwilling or unable to go forward other than by reason of the nonfulfillment or failure of any condition to the Acquiring Fund's obligations referred to in Section 7(a) or Section 8, the Acquiring Fund shall pay directly all reasonable fees and expenses incurred by the Acquired Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

    c. In the event the transactions contemplated by this Agreement are not consummated by reason of the Acquired Fund's being either unwilling or unable to go forward other than by reason of the nonfulfillment or failure of any condition to the Acquired Fund's obligations referred to in Section 7(a) or Section 9, the Acquired Fund shall pay directly all reasonable fees and expenses incurred by the Acquiring Fund in connection with such transactions, including, without limitation, legal, accounting and filings fees.

    d. In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) the Acquiring Fund's or the Acquired Fund's being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to the Acquiring Fund's or the Acquired Fund's obligations referred to in Section 7(a), Section 8 or
  Section 9 of this Agreement, then each of the Acquiring Fund and the Acquired Fund shall bear all of its own expenses incurred in connection with such transactions.

    e. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

 6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and the delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray, One International Place, Boston, Massachusetts 02110, as of January 17, 1997, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

 7. Meetings of Shareholders; Dissolution.

    a. The PAF Trust, on behalf of the Acquired Fund, agrees to call a meeting of the Acquired Fund's shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the Acquired Fund.

    b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the PAF Trust's Declaration of Trust in accordance with applicable law and that on and after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

    c. The PFEAS Trust, on behalf of the Acquiring Fund, agrees to call a meeting of the Acquiring Fund's shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the acquisition of all of the Acquired Fund's assets in exchange for the assumption by the Acquiring Fund of all of the Acquired Fund's liabilities and the issuance to the Acquired Fund of the Merger Shares as herein provided, and adopting this Agreement.

    d. The Acquiring Fund has, after the preparation and delivery to the Acquiring Fund by the Acquired Fund of a preliminary version of the Acquired Fund Proxy Statement which was satisfactory to the Acquiring Fund and to Dechert Price & Rhoads for inclusion in the Registration Statement, filed the Registration Statement with the Commission, and, after the preparation and delivery to the Acquired Fund by the Acquiring Fund of a preliminary version of the Acquiring Fund Proxy Statement which was satisfactory to the Acquired Fund and to Ropes & Gray, filed the Acquiring Fund Proxy Statement and related materials with the Commission in preliminary form. Each of the Acquired Fund and the Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement and the Acquiring Fund Proxy Statement.

  8. Conditions to the Acquiring Fund's Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

    a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of (i) the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote and (ii) the holders of the outstanding shares of beneficial interest of the Acquiring Fund entitled to vote; and that shareholders of the PFEAS Trust shall have approved all of the matters submitted to them at the meeting referred to in Section 7(c) hereof.

    b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by the PAF Trust's President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since September 30, 1996 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid or losses from operations, and a certificate of PIMCO Advisors L.P. representing and warranting that there are no known liabilities, contingent or otherwise, of the Acquired Fund required to be reflected on a balance sheet (including notes thereto) in accordance with generally accepted accounting principles that are not reflected in the Acquired Fund's statement of assets and liabilities as of September 30, 1996 and in the Acquired Fund's statement of assets and liabilities as of the Valuation Time.

    c. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the PAF Trust's President (or any Vice President) and Treasurer certifying that as of the Exchange Date all representations and warranties as of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

    d. That the Acquired Fund shall have delivered to the Acquiring Fund a letter from Coopers & Lybrand L.L.P. dated the Exchange Date stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies as prepared for the fiscal year ended September 30, 1996 and the period October 1, 1996 to the Exchange Date (the latter period being based on unaudited data) and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Acquired Fund (i) would not qualify as a regulated investment company for federal, state, or local income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, for the tax year ended September 30, 1996, and for the period from October 1, 1996 to the Exchange Date.

    e. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

    f. That the Acquiring Fund shall have received an opinion of Ropes & Gray, in form satisfactory to Dechert Price & Rhoads, counsel to the Acquiring Fund, and dated the Exchange Date, to the effect that (i) the PAF Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted;
  (ii) this Agreement has been duly authorized, executed and delivered by the PAF Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the PFEAS Prospectus, the Acquired Fund Proxy Statement and the Acquiring Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the PFEAS Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the PAF Trust and the Acquired Fund; (iii) the PAF Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the PAF Trust's Declaration of Trust or By-Laws or any provision of any agreement known to such counsel to which the PAF Trust or the Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the PAF Trust's Declaration of Trust, By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of the PAF Trust whose responsibility it is to advise the PAF Trust and the Acquired Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the PAF Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws. In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquired Fund at which the contents of the Acquired Fund Proxy Statement and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Acquired Fund Proxy Statement, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Acquired Fund), no facts have come to their attention that lead them to believe that the portions of the Acquired Fund Proxy Statement relevant to the transfer of assets contemplated by this Agreement as of its date, as of the date of the Acquired Fund shareholders' meeting, or as of the Exchange Date, contained an untrue statement of a material fact regarding the Acquired Fund or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquired Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquiring Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund, its Trustees and its officers.

    g. That the Acquiring Fund shall have received an opinion of Ropes & Gray (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to Dechert Price & Rhoads, with respect to the matters specified in Section 9(g) of this Agreement.

    h. That the Acquiring Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date, satisfactory to Dechert Price & Rhoads (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares; (ii) the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; and (iii) the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund.

    i. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

    j. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the PFEAS Trust or the Acquiring Fund, threatened by the Commission.

    k. That the PAF Trust and the PFEAS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

    l. That all actions taken by the PAF Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Dechert Price & Rhoads.

    m. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after September 30, 1996 and on or prior to the Exchange Date (computed in each case without regard to any deduction for dividends paid), and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for both the taxable year ending on September 30, 1996 and the short taxable period beginning on October 1, 1996 and ending on the Exchange Date.

    n. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the PAF Trust, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

    o. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

    p. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

    q. That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Dechert Price & Rhoads are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Dechert Price & Rhoads, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

    r. That the Acquiring Fund shall have received from Price Waterhouse LLP a letter addressed to the Acquiring Fund dated as of the Exchange Date satisfactory in form and substance to the Acquiring Fund to the effect that, on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets and liabilities of the Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of the PFEAS Trust's Declaration of Trust, pursuant to the procedures customarily utilized by the Acquiring Fund in valuing its assets and issuing its shares.

  9. Conditions to the Acquired Fund's Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

    a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of (i) the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote and (ii) the holders of the outstanding shares of beneficial interest of the Acquiring Fund entitled to vote; and that shareholders of the PFEAS Trust shall have approved all of the matters submitted to them at the meeting referred to in Section 7(c) hereof.

    b. That the Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on the Acquiring Fund's behalf by the PFEAS Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since June 30, 1996, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, changes due to net redemptions, dividends paid or losses from operations.

    c. That the PFEAS Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

    d. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the PFEAS Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such date.

    e. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

    f. That the Acquired Fund shall have received an opinion of Dechert Price & Rhoads, in form satisfactory to Ropes & Gray, counsel to the Acquired Fund, and dated the Exchange Date, to the effect that (i) the PFEAS Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by the PFEAS Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the PFEAS Trust on behalf of the Acquiring Fund and, assuming that the Registration Statement, the Acquired Fund Proxy Statement and the Acquiring Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the PAF Trust on behalf of the Acquired Fund, is a valid and binding obligation of the PFEAS Trust and the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the PFEAS Trust's Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the PFEAS Trust or the Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the PFEAS Trust's Declaration of Trust, By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of the PFEAS Trust whose responsibility it is to advise the PFEAS Trust and the Acquiring Fund with respect to such matters;
  (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the PFEAS Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and (vi) the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Acquired Fund Proxy Statement and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Acquired Fund Proxy Statement, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Acquired Fund Proxy Statement as of its date, as of the date of the Acquired Fund shareholders' meeting, or as of the Exchange Date, contained an untrue statement of a material fact regarding the Acquiring Fund or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquiring Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquired Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquired Fund, its Trustees and its officers.

    g. That the Acquired Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (ii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iii) the tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the basis of the Acquired Fund shares; and (iv) a shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

    h. That all actions taken by the PFEAS Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray.

    i. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the PFEAS Trust or the Acquiring Fund, threatened by the Commission.

    j. That the PAF Trust and PFEAS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

 10. Indemnification.

    a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange
  Date) but no other assets, the trustees and officers of the PFEAS Trust (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the PAF Trust or the Acquired Fund contained in the Registration Statement, the PAF Prospectus, the Acquired Fund Proxy Statement, the Acquiring Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the PAF Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the PAF Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the PAF Trust or the Acquired Fund. The Indemnified Parties will notify the PAF Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund's obligation under Section 10(a) to indemnify and hold harmless the Indemnified parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

    b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the trustees and officers of the PAF Trust (for purposes of this subparagraph, the

  "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in the Registration Statement, the PFEAS Prospectus, the Acquired Fund Proxy Statement, the Acquiring Fund Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the PFEAS Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the PFEAS Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the PFEAS Trust or the Acquiring Fund. The Indemnified Parties will notify the PFEAS Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this
  Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such clam, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

  11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it, the PAF Trust or the PFEAS Trust who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

  12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by February 28, 1997, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

  13. Rule 145. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

    "THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO [name of Acquiring Fund] OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund's transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

  14. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

  15. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

 16. Declaration of Trust.

    a. A copy of the Declaration of Trust of the PAF Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the PAF Trust on behalf of the Acquired Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the PAF Trust individually but are binding only upon the assets and property of the Acquired Fund.

    b. A copy of the Declaration of Trust of the PFEAS Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the PFEAS Trust on behalf of the Acquiring Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the PFEAS Trust individually but are binding only upon the assets and property of the Acquiring Fund.

                                          PIMCO ADVISORS FUNDS, on behalf of
                                           its [name of Acquired Fund]


                                          By: _________________________________

                                          PIMCO FUNDS: EQUITY ADVISORS SERIES,
                                           on behalf of its [name of Acquiring
                                           Fund]


                                          By: _________________________________

Accepted and Agreed as to Section 5(a)  only by PIMCO ADVISORS L.P.


By: _________________________________

Title: ______________________________

                                                                     APPENDIX B

                  OTHER INFORMATION ABOUT THE ACQUIRING FUNDS

  PIMCO Funds: Equity Advisors Series (the "Trust"), formerly PIMCO Advisors Institutional Funds, is an open-end management investment company ("mutual fund") which currently offers thirteen separate investment portfolios, two of which are the NFJ Diversified Low P/E Fund and the Cadence Mid Cap Growth Fund (the "Funds"). Each Fund has its own investment objective and policies. The Trust is designed to provide access to the professional investment management services offered by PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser") and its investment management affiliates. NFJ Investment Group ("NFJ") serves as sub-adviser to the NFJ Diversified Low P/E Fund, and Cadence Capital Management ("Cadence") serves as sub-adviser to the Cadence Mid Cap Growth Fund. NFJ and Cadence are collectively referred to as the "Sub-Advisers."

  Each Fund is authorized to offer its shares in five classes: Class A, Class B, Class C, the Institutional Class and the Administrative Class. The Prospectus/Proxy Statement describes only those classes of shares to be received by shareholders of the Acquired Funds in the Mergers, i.e. Class A, Class B, and Class C shares. Information regarding the Institutional Class and Administrative Class shares of each Fund is contained in the current Prospectus and the Statement of Additional Information of the Trust, which are available upon request from the Trust without charge.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and general investment policies of each Fund are described below. There can be no assurance that the investment objective of either Fund will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of each Fund also will vary.

  NFJ Diversified Low P/E Fund seeks long-term growth of capital and income. In pursuing this objective, the Fund invests primarily in common stocks characterized by having below-average price to earnings ("P/E") ratios relative to their industry group. In selecting securities, the Sub-Adviser classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. The stocks in each industry with the lowest P/E ratios that pass the quality and price momentum screens are then selected for the Fund. The Fund usually invests in approximately 50 stocks. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holdings. See "Characteristics and Risks of Securities and Investment Techniques" below and "Investment Objectives and Policies" in the current Statement of Additional Information of the Trust (the "Statement of Additional Information") for more details on investment practices.

  Cadence Mid Cap Growth Fund seeks growth of capital. In pursuing this objective, the Fund invests primarily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of investment, excluding the 200 companies with the highest market capitalization. The Fund usually invests in approximately 60 to 100 common stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen,
(iv) an earnings momentum screen, and (v) an earnings surprise screen. The Sub-Adviser believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. See "Characteristics and Risks of Securities and Investment Techniques" below and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices.

  Each Fund invests primarily (normally at least 65% of its assets) in common stock. Each Fund may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, high-quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests.

  Either of the Funds may temporarily not be invested primarily in equity securities after receipt of significant new monies. Either of the Funds may temporarily not contain the number of stocks in which the Fund normally invests if the Fund does not have sufficient assets to be fully invested, or pending the Sub-Adviser's ability to prudently invest new monies. It is the policy of all of the Funds to be as fully invested in common stock as practicable at all times. This policy precludes the Funds from investing in debt securities as a defensive investment posture (although the Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities.

  The Funds may also invest in convertible securities, preferred stock, warrants subject to certain limitations, and American Depository Receipts ("ADRs"). For more information on these investment practices, see
"Characteristics and Risks of Securities and Investment Techniques" below and "Investment Objectives and Policies" in the Statement of Additional Information.

                            INVESTMENT RESTRICTIONS

  Each Fund's investment objective, as set forth above under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund (as defined in the Investment Company Act of 1940 (the "1940 Act")). Under these restrictions, a Fund may not:

    (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

    (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

    (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

    (4) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

    (5) purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except that any Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

    (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

    (7) borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described herein and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of a Fund's assets);

    (8) issue senior securities, except insofar as a Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

    (9) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and the Trustees of the Trust; or

    (10) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

  Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

    (A) invest for the purpose of exercising control or management;

    (B) invest in securities of another open-end investment company;

    (C) invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser's or Sub-Adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees); nor invest more than 5% of the net assets of a Fund in securities that are illiquid because they are subject to legal or contractual restrictions on resale;

    (D) purchase any security if, as a result, the Fund will then have more than 5% of its total assets invested in securities of companies (including predecessor companies) that have been in continuous operation for less than three years;

    (E) purchase or retain securities of any issuer if, to the knowledge of the Fund, any of the Fund's officers or Trustees, or any officer or Director of PIMCO Advisors or the Sub-Adviser of the Fund, individually owns more than one-half of 1% of the outstanding securities of the issuer and together own beneficially more than 5% of such issuer's securities;

    (F) purchase securities for the Fund from, or sell portfolio securities to, any of the officers and Directors or Trustees of the Trust or the Adviser;

    (G) invest in a security if, with respect to 100% of the total assets, the Fund would own more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

    (H) invest more than 5% of the assets of a Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities;

    (I) borrow money (excluding reverse repurchase agreements which are subject to the Fund's fundamental borrowing restriction), except for temporary administrative purposes;

    (J) sell securities or property short, except short sales against the box;

    (K) purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except that this restriction does not apply to puts that are a feature of floating rate securities or to puts that are a feature of other corporate debt securities, and except that any Fund may engage in options on securities, options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments;

    (L) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investment in warrants (valued to the lower of cost or market) would exceed 5% of the value of the Fund's net assets, of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange;

    (M) invest in securities sold in foreign over-the-counter markets unless the foreign dealers effecting such transactions have a minimum net worth of $20 million; or

    (N) invest in oil, gas or other mineral exploration or development programs (including oil, gas, or other mineral leases), except that a Fund may invest in the securities of companies that invest in or sponsor those programs.

  For purposes of fundamental investment restriction (5), swap agreements are not deemed to be commodities contracts. Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser or Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                    CHARACTERISTICS AND RISKS OF SECURITIES
                           AND INVESTMENT TECHNIQUES

  The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying degrees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. In addition, the value of debt securities generally rises and falls inversely with interest rates, and the longer the maturity of the debt security, the more volatile it may be in terms of changes in value. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market, and credit risks. Therefore, investors should carefully consider the investment objective, investment policies, and potential risks of any Fund or Funds before investing.

  The following describes potential risks associated with different types of investment techniques that may be used by the individual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which one or both of the Funds may invest, see the Statement of Additional Information.

LOW CAPITALIZATION STOCKS

  The Funds may invest in common stock of companies with market capitalization that is low compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies.

REPURCHASE AGREEMENTS

  For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements, which entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Cadence Mid Cap Growth Fund, whose investment objective does not include the earning of income, will invest in repurchase agreements only as a cash management technique with respect to that portion of the portfolio maintained in cash. Each Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on investment in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

  A reverse repurchase agreement is a form of leverage that involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements.

  Reverse repurchase agreements will be subject to the Funds' limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of a Fund's total assets. Apart from transactions involving reverse repurchase agreements, a Fund will not borrow money, except for temporary administrative purposes.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided:
(i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund.

FOREIGN SECURITIES

  The Funds may invest in ADRs. ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

ILLIQUID SECURITIES

  The Funds may invest in securities that are illiquid, but will not acquire such securities if they would compose more than 10% of the value of a Fund's net assets (taken at market value at the time of investment), and will not invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale if such securities would compose more than 5% of the value of the Fund's net assets (taken at market value at the time of investment). Certain illiquid securities may require pricing at fair value as determined by in good faith under the supervision of the Trust's Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than for transactions in liquid securities.

  The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

                            MANAGEMENT OF THE TRUST

  The business affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees currently are William D. Cvengros, Richard L. Nelson, Lyman W. Porter, and Alan Richards. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management--Trustees and Officers."

INVESTMENT ADVISER

  PIMCO Advisors serves as Investment Adviser to the Funds pursuant to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships at September 30, 1996 were approximately $104.5 billion. A portion of the units of the limited partner interest in PIMCO Advisors is traded publicly on the New York Stock Exchange. The general partner of PIMCO Advisors is PIMCO Partners, G.P. Pacific Mutual Life Insurance Company and its affiliates hold a substantial interest in PIMCO Advisors through direct or indirect ownership of units of PIMCO Advisors, and indirectly hold a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group composed of the Managing Directors of PIMCO. PIMCO Advisors is governed by an Operating Board and Equity Board, which exercise substantially all of the governance powers of the general partner and serve as the functional equivalent of a board of directors. PIMCO Advisors' address is 800 Newport Center Drive, Newport Beach, California 92660. PIMCO Advisors is registered as an investment adviser with the SEC. PIMCO Advisors currently has six subsidiary partnerships, including Cadence and NFJ.

  Under the investment advisory agreement, PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investment of the Funds. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund.

SUB-ADVISERS

  Pursuant to sub-advisory agreements, PIMCO Advisors employs its affiliates as Sub-Advisers for the Funds. PIMCO Advisors (not the Trust) compensates these Sub-Advisers from its advisory fee. Under these agreements, a Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a

Fund's assets, and makes all determinations respecting the purchase and sale of a Fund's securities and other investments.

  NFJ manages the NFJ Diversified Low P/E Fund. NFJ is an investment management firm organized as a general partnership. NFJ has two partners:
PIMCO Advisors as the supervisory partner, and NFJ Management, Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 1996 of approximately $1.7 billion. NFJ's address is 2121 San Jacinto, Suite 1440, Dallas, Texas 75201. NFJ is registered as an investment adviser with the SEC.

  Chris Najork is responsible for the day-to-day management of the NFJ Diversified Low P/E Fund. Mr. Najork is a Managing Director and a founding partner of NFJ and has 27 years' experience encompassing equity research and portfolio management. He received his bachelor's degree and MBA from Southern Methodist University. Mr. Najork is a Chartered Financial Analyst.

  Cadence manages the Cadence Mid Cap Growth Fund. Cadence is an investment management firm organized as a general partnership. Cadence has two partners:
PIMCO Advisors as the supervisory partner, and Cadence Capital Management, Inc. as the managing partner. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 1996 of approximately $3.0 billion. Cadence's address is Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence is registered as an investment adviser with the SEC.

  David B. Breed, William B. Bannick, Katherine A. Burdon, Eric M. Wetlaufer and Peter B. McManus are primarily responsible for the day-to-day management of the Cadence Mid Cap Growth Fund. Mr. Breed is a Managing Director, Chief Executive Officer, and founding partner of Cadence and has 23 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence or its predecessor since its inception. Mr. Breed graduated from the University of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Cadence and has 11 years' investment management experience. He had previously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Investment Management Corporation. Mr. Bannick joined Cadence's predecessor in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has nine years' investment management experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined Cadence in 1993. She graduated from Stanford University and received a Master of Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certified Public Accountant. Mr. Wetlaufer is a Managing Director and Portfolio Manager of Cadence and has 11 years' investment management experience. He previously served as Vice President of Northfield Information Services. Mr. Wetlaufer joined Cadence in 1991. He graduated from Wesleyan University and is a Chartered Financial Analyst. Mr. McManus is Director of Fund Management of Cadence and has 19 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. McManus joined Cadence in 1994. He graduated from the University of Massachusetts, and is certified as a Financial Planner.

  Registration as an investment adviser with the SEC does not involve supervision by the SEC over investment advice. The sub-advisory agreements are not exclusive, and NFJ and Cadence may provide, and currently are providing, investment management services to other clients, including other investment companies.

FUND ADMINISTRATOR

  Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, serves as administrator to the Funds pursuant to an administration agreement. PIMCO provides administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services, and certain other services required by the Funds, preparation of reports to the Funds' shareholders and regulatory filings. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, PIMCO, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, PIMCO, the Sub-Advisers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include fees payable pursuant to a distribution or servicing plan and may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

  It is expected that PIMCO Advisors will become the Funds' administrator, replacing PIMCO, at or about the time that the Mergers are consummated, and that PIMCO Advisors will provide or procure substantially identical services to the Funds as were provided by PIMCO in that role, in part by retaining PIMCO as sub-administrator to provide certain services.

ADVISORY AND ADMINISTRATIVE FEES

  The Funds feature fixed advisory and administrative fees. For providing investment advisory services to the Funds, PIMCO Advisors receives monthly fees from each Fund at the annual rate of 0.45% of the average daily net assets of the Fund.

  For providing administrative services to the Funds as described above, PIMCO receives, and PIMCO Advisors will receive, monthly fees from each Fund at an annual rate of 0.40% of the first $2.5 billion of the average daily net assets of the Fund attributable in the aggregate to the Fund's Class A, Class B and Class C shares and 0.35% of such assets in excess of $2.5 billion.

  Both the investment advisory and administration agreements for the Funds may be terminated by the Trustees, or by PIMCO Advisors, on 60 days' written notice. Following their initial two-year terms, the agreements will continue from year to year if approved by the Trustees.

  Pursuant to the sub-advisory agreements between the Adviser and each of the Sub-Advisers, PIMCO Advisors (not the Trust) pays each Fund's Sub-Adviser a fee of 0.45% annually of the average daily net assets of the Fund. The Trust's Board of Trustees has approved a reduction in these fees payable by the Adviser to NFJ and Cadence to 0.35% annually. Such reductions are subject to the approval of the existing shareholders of each Fund and, if approved by shareholders, would take effect on or about the date that the Mergers are consummated.

DISTRIBUTOR AND DISTRIBUTION AND SERVICING PLANS

  PIMCO Advisors Distribution Company (to be renamed "PIMCO Funds Distribution Company" at or about the time of the Mergers) (the "Distributor"), an indirect wholly-owned subsidiary of PIMCO Advisors, is the principal underwriter of the Trust's shares and in that connection makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B or Class C shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge. In the case of Class B shares, participating brokers are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust with respect to each Fund's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders.

  Class A Servicing Fees: As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor the servicing fees up to the annual rates of 0.25% (calculated as a percentage of each Fund's average daily net assets attributable to Class A shares).

  Class B Distribution and Servicing Fees: As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B shares of each Fund of the Trust and in connection with personal services rendered to Class B shareholder accounts, the Trust pays the Distributor distribution fees and servicing fees up to the annual rate of 0.75% and 0.25%, respectively (calculated as a percentage of each Fund's average daily net assets attributable to Class B shares).

  Class C Distribution and Servicing Fees: As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares of the Trust and in connection with personal services rendered to Class C shareholders of the Trust and the maintenance of Class C shareholder accounts, the Trust pays the Distributor distribution and servicing fees up to the annual rates of 0.75% and 0.25%, respectively (calculated as a percentage of each Fund's average daily net assets attributable to Class C shares).

  The Class A servicing fee and Class B and C distribution and servicing fees paid to the Distributor are made under Distribution and Servicing Plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Distribution and Servicing Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

  The distribution fee applicable to Class B and C shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B or C shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B or C shares, printing of prospectuses and reports for other than existing Class B or C shareholders, advertising and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, B and C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of those classes and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of the Distributor or participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholder showing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

  Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by any class of shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

                                CLASS A SHARES

                                                                       SERVICING
                                                                          FEE
                                                                       ---------
     All Funds........................................................   0.25%

                                CLASS B SHARES
    (Payable only with respect to shares outstanding* for one year or more)

                                                                       SERVICING
                                                                          FEE
                                                                       ---------
     All Funds........................................................   0.25%

  CLASS C SHARES--ACQUIRED OR DEEMED TO BE ACQUIRED* ON OR AFTER JULY 1, 1991
         (Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment
                   is made to the party at the time of sale)

                                                          SERVICING DISTRIBUTION
                                                             FEE        FEE
                                                          --------- ------------
     All Funds...........................................   0.25%       0.65%

          CLASS C SHARES--DEEMED TO BE ACQUIRED* BEFORE JULY 1, 1991

                                                                       SERVICING
                                                                          FEE
                                                                       ---------
     All Funds........................................................   0.25%

--------
* Shares of the Funds acquired pursuant to the Mergers are deemed for this purpose to have been acquired as of the date that the Acquired Fund shares exchanged for such shares were acquired.

  The Distributor may from time to time pay additional cash bonuses or other incentives to selected participating brokers in connection with the sale or servicing of the Class A, B and C shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sale.

  If in any year the Distributor's expenses incurred in connection with the distribution of Class B and C shares and, for Class A, B and C shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Distribution and Servicing Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution and Servicing Plan terminates.

CUSTODIAN AND TRANSFER AGENT

  Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as Custodian to the Trust. Shareholder Services, Inc. (the "Transfer Agent"), P.O. Box 5866, Denver, Colorado 80217, serves as transfer agent for the Funds' Class A, B and C shares.

                  PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

  Class A, B and C shares of each Fund of the Trust are continuously offered through the Distributor and other firms which have dealer agreements with the Distributor ("participating brokers") or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

  There are two ways to purchase Class A, B and C shares: either 1) through your dealer or broker which has a dealer agreement or 2) directly by mailing an Account Application with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the application, the Distributor may act as dealer).

  Class A, B and C shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent deferred basis in the case of Class B shares (the "deferred sales charge alternative") or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the "asset based sales charge alternative"). In certain circumstances Class A and Class C shares are also subject to a contingent deferred sales charge. See "Alternative Purchase Arrangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

  All purchase orders received by the Distributor prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the offering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m. Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 10:00 a.m. Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the SEC for the protection of investors.

  Except for purchases through the PIMCO Advisors Auto Invest plan, the PIMCO Advisors Auto Exchange plan and tax-qualified programs referred to below, the minimum initial investment in Class A, B or C shares of the Trust is $1,000 and in any Fund is $250, and the minimum additional investment is $100 per Fund. For information about dealer commissions, see "Alternative Purchase Arrangements" below. Persons selling Fund shares may receive different compensation for selling Class A, Class B or Class C shares. Normally Trust shares purchased through participating brokers are held in the investor's account with that broker. No share certificates will be issued unless specifically requested in writing by an investor or broker-dealer.

  Direct Investment. Investors who wish to invest in the Trust directly, rather than through a participating broker, may do so by opening an account with the Distributor. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Trust shares, including the total number of Trust shares owned as of the confirmation date except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions" below. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling the Distributor at 800-426-0107 or by calling your broker.

  Purchase by Mail. Investors who wish to invest directly may send a check payable to PIMCO Advisors Distribution Company, along with a completed application form to:

      PIMCO Advisors Distribution Company
      P.O. Box 5866
      Denver, CO 80217-5866

  Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

  Subsequent Purchases of Shares. Subsequent purchases can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Advisors Auto Invest plan, the PIMCO Advisors Auto Exchange plan, tax-qualified programs and PIMCO Advisors Fund Link referred to below, and except during periods when an Automatic Withdrawal plan is in effect, the minimum subsequent purchase is $100 in Class A, B or C shares of any Fund. All payments should be made payable to PIMCO Advisors Distribution

Company and should clearly indicate the shareholder's account number. Checks should be mailed to the address above under "Purchase by Mail."

  Tax-Qualified Retirement Plans. The Distributor makes available retirement plan services and documents for Individual Retirement Accounts (IRAs), for which First National Bank of Boston serves as trustee. These accounts include Simplified Employee Pension Plan (SEP) and Salary Reduction Simplified Employee Pension Plan (SAR/SEP) IRA accounts and prototype documents. In addition, prototype documents are available for establishing 403(b)(7) Custodial Accounts with First National Bank of Boston as custodian. This type of plan is available to employees of certain non-profit organizations.

  The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing Plans and 401(k) Retirement Savings Plans.

  Investors should call the Distributor at 800-426-0107 for further information about these plans and should consult with their own tax advisers before establishing any retirement plan. Investors who maintain their accounts with participating brokers should consult their broker about similar types of accounts that may be offered through the broker. The minimum initial and subsequent investment in Class A, B or C shares of any Fund for tax-qualified plans is $25.

  PIMCO Advisors Auto Invest. The PIMCO Advisors Auto Invest plan provides for periodic investments into the shareholder's account with the Trust by means of automatic transfers of a designated amount from the shareholder's bank account. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Advisors Auto Invest plan is available from the Distributor or participating brokers. You may enroll by obtaining an Auto Invest Application by calling the Distributor or your broker.

  PIMCO Advisors Auto Exchange. PIMCO Advisors Auto Exchange plan establishes regular, periodic exchanges from one Fund to another. The plan provides for regular investments into a shareholder's account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.

  Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 for each Fund whose shares are purchased through the plan. Further information regarding the PIMCO Advisors Auto Exchange plan is available from the Distributor at 800-426-0107 or participating brokers. You may enroll by completing an application which may be obtained from the Distributor or by telephone request at 800-426-0107. For more information on exchanges, see "Exchange Privilege."

  PIMCO Advisors Fund Link. (Does not apply to shares held in broker "street name" accounts.) PIMCO Advisors Fund Link ("Fund Link") connects your Fund account with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under "How to Redeem". Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in amounts from $50 to $10,000. To initiate such purchases, call 800-852-8457. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of an Application by the Transfer Agent. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day. Fund Link privileges must be requested on the PIMCO Advisors Funds Account Application. To establish Fund Link on an existing account, complete a Fund Link Application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" under "General" below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record cancelling such privileges. Changes of bank account information must be made by completing a new Fund Link Application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believes to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice.

GENERAL

  Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See "Signature Guarantee" below.

  All correspondence must include the account number and must be sent to:

      PIMCO Advisors Distribution Company
      P.O. Box 5866
      Denver, CO 80217-5866

  Signature Guarantee. When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The Distributor reserves the right to reject any signature guarantee pursuant to its written signature guarantee standards or procedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemental Prospectus.

ALTERNATIVE PURCHASE ARRANGEMENTS

  Class A, Class B and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses. The alternative purchase arrangements are designed to enable the investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, which include: the amount and intended length of the investment, the type of Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should at least consider the anticipated life of an intended investment in the Funds, the accumulated distribution and servicing fees plus contingent deferred sales charges on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a contingent deferred sales charge in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the contingent deferred sales charges applicable to Class A, B and C shares.

  Class A: The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a contingent deferred sales charge. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a contingent deferred sales charge as described below. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" below.

  Class B: Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after the shares have been held for seven years. After the conversion takes place, the shares will no longer be subject to a contingent deferred sales charge, and will be subject to the servicing fees charged for Class A shares which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative--Class B Shares" below.

  Class C: Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a contingent deferred sales charge after they have been held for one year and are subject to only a 1% contingent deferred sales charge during the first year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See "Asset Based Sales Charge Alternative--Class C Shares" below.

  In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a contingent deferred sales charge is available. See generally "Initial Sales Charge Alternative--Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.

  There is no size limit on purchases of Class A shares. The maximum single purchase of Class B shares accepted is $249,999. The maximum single purchase of Class C shares accepted is $999,999. The Funds may refuse any order to purchase shares.

  For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distribution and Servicing Plans" above.

  Waiver of Contingent Deferred Sales Charges. The contingent deferred sales charges applicable to Class A and C shares is currently waived for (i) any partial or complete redemption in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code of 1986, as amended (the "Code") from a retirement plan, including a 403(b)(7) plan or an IRA (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) in the case of an employer sponsored retirement plan, upon separation from service and attaining age 55; (ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan; (iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA; (iv) any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA; or (vi) certain periodic redemptions under an Automatic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts meeting certain maximums established from time to time by Distributor; (vii) redemptions by Trustees, officers and employees of the Distributor and the Adviser; (viii) redemptions effected pursuant to a Fund's right to involuntarily redeem a shareholder's account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such Fund's prospectus; (ix) involuntary redemptions caused by operation of law; (x) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; or (xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer sponsored plans, the administrator for which has an agreement with the Distributor with respect to such purchases.

  The contingent deferred sales charge applicable to Class B shares is currently waived for any partial or complete redemption (a) in connection with a distribution without penalty under Section 72(t) of the Code from a 403(b)(7) plan or an IRA upon attaining age 59 1/2 and (b) following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability.

  The Distributor may require documentation prior to waiver of the contingent deferred sales charge for any class including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians certificates, etc.

  Initial Sales Charge Alternative--Class A Shares. Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth below. As indicated below under "Class A Deferred Sales Charge," certain investors that purchase $1,000,000 or more of any Fund's Class A shares (and thus pay no initial sales charge) may be subject to a 1% contingent deferred sales charge if they redeem such shares during the first 18 months after their purchase.

                                                                   DISCOUNT OR
                                      SALES CHARGE  SALES CHARGE    COMMISSION
                                        AS % OF       AS % OF       TO DEALERS
                                       NET AMOUNT    THE PUBLIC   AS % OF PUBLIC
AMOUNT OF PURCHASE                      INVESTED   OFFERING PRICE OFFERING PRICE
------------------                    ------------ -------------- --------------
$0-$49,999...........................    5.82%         5.50%          4.75%
$50,000-$99,999......................    4.71%         4.50%          3.75%
$100,000-$249,999....................    3.90%         3.75%          3.00%
$250,000-$499,999....................    2.56%         2.50%          2.00%
$500,000-$999,999....................    1.78%         1.75%          1.50%
$1,000,000+..........................    0.00%(1)      0.00%(1)       0.75%

--------
(1) As shown, investors that purchase more than $1,000,000 of any Fund's Class A shares will not pay any initial sales charge on such purchase. However, purchasers of $1,000,000 or more of Class A shares (other than those purchasers described below under "Sales at Net Asset Value" where no commission is paid) will be subject to a contingent deferred sales charge of 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the contingent deferred sales charge as described under "Waiver of Contingent Deferred Sales Charge" above. See "Class A Deferred Sales Charge" below.

  The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value" below) according to the following schedule: 0.75% of the first $2,000,000; 0.50% of amounts from $2,000,001 to $5,000,000 and 0.25%
  of amounts over $5,000,000.

  Each Fund receives the entire net asset value of its Class A shares purchased by investors. The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. A participating broker who receives a reallowance of 90% or more of the sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

  Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

  Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

  Combined Purchase Privilege. Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of one or more Funds or other series of the Trust or PIMCO Funds: Pacific Investment Management Series ("PIMS") (other than the Money Market Fund) into a "single purchase," if the resulting purchase totals at least $50,000. The term single purchase refers to: (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing Class A shares of the Funds for his, her or their own account; (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. For further information, call the Distributor at 800-426-0107 or your broker.

  Cumulative Quantity Discount (Right of Accumulation). A purchase of additional Class A shares of any Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

    (i) the investor's current purchase;

    (ii) the value (at the close of business on the day of the current purchase) of all Class A shares of any Fund or other series of the Trust or PIMS (other than the Money Market Fund) held by the investor computed at the maximum offering price; and

    (iii) the value of all shares described in paragraph (ii) owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."

  For example, if you owned Class A shares of the Mid Cap Growth Fund worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the Value Fund worth an additional $30,000, the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the Value Fund, rather than the 5.50% rate.

  An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. The quantity discounts described above may be modified or terminated at any time.

  Letter of Intent. An investor may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Fund or certain other series of the Trust or PIMS (other than the Money Market
Fund). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may include purchases of Class A shares of any Fund or certain other series of the Trust or PIMS (other than the Money Market Fund) made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter will not be adjusted.

  Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Funds under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Fund or certain other series of the Trust or PIMS, you and your spouse each purchase Class A shares of the Value Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Funds or such other series of the Trust or PIMS to qualify for the 3.75% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds or certain other series of the Trust or PIMS).

  A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

  If you are a current Class A shareholder desiring to enter into a Letter of Intent, you can obtain a form of Letter of Intent by contacting the Distributor at 800-426-0107 or any broker participating in this program.

  Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of either Fund or certain other series of the Trust or PIMS at net asset value without any sales charge, provided that such reinvestment is made within 90 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor's broker.

  Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to a) current or retired officers, trustees, directors or employees of the Trust, the Adviser or the Distributor, to a spouse or child of such person or to any trust, profit-sharing or pension plan for the benefit of any such person, b) current or retired trustees of Cash Accumulation Trust, a registered investment company for which PIMCO Advisors acts as investment adviser, c) current registered representatives and other full-time employees of participating brokers or such persons' spouses, d) trustees or other fiduciaries purchasing shares for certain employer sponsored plans that have at least 100 eligible participants or at least $1 million in total plan assets, e) trustees or other fiduciaries purchasing shares for certain employer-sponsored plans, the trustee, fiduciary or administrator for which has an agreement with the Distributor with respect to such purchases, f) participants investing through accounts known as "wrap accounts" established with brokers or dealers that are paid a single, inclusive fee for brokerage and investment management services, g) broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor has an agreement for the use of the PIMCO Mutual Funds in particular investment products for which a fee is charged, and h) trust accounts for which trust companies affiliated with the Trust or the Adviser serve as trustee. As described above, the Distributor will not pay any initial commission to dealers upon the sale of Class A shares to the purchasers described in this paragraph except for sales to purchasers described under either d) or e) in this paragraph.

  Class A Deferred Sales Charge. Investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% contingent deferred sales charge (the "Class A CDSC") if such shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply to investors purchasing $1,000,000 or more of any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.

  For purchases subject to the Class A CDSC, a 1% CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are redeemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.

  The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales Charges."

  Participating Brokers. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus/Proxy Statement should be read in connection with such firms' material regarding their fees and services.

  Deferred Sales Charge Alternative--Class B Shares. Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor's purchase payment will be invested in shares of the Fund(s) selected. A contingent deferred sales charge ("CDSC") will be imposed on Class B shares if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC.

  Class B shares are not available for purchase by employer sponsored retirement plans.

  Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchased are subject to the CDSC according to the following schedule:

     YEAR SINCE PURCHASE                                   PERCENTAGE CONTINGENT
     PAYMENT WAS MADE                                      DEFERRED SALES CHARGE
     -------------------                                   ---------------------
       First..............................................            5
       Second.............................................            4
       Third..............................................            3
       Fourth.............................................            3
       Fifth..............................................            2
       Sixth..............................................            1
       Seventh............................................            0
       Eighth.............................................            *

    --------
    * Class B shares convert into Class A shares as described below.

  In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earliest purchase payment from which a redemption or exchange has not already been fully effected.

  In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.

  Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years.

  For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4% of the purchase amount for each of the Funds. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to 0.50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

  The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales Charges."

  Asset Based Sales Charge Alternative--Class C Shares. Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.

  Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed and the date such purchase payment was made. Purchases are subject to the CDSC according to the following schedule:

     YEAR SINCE PURCHASE                                   PERCENTAGE CONTINGENT
     PAYMENT WAS MADE                                      DEFERRED SALES CHARGE
     -------------------                                   ---------------------
      First..............................................             1
      Thereafter.........................................             0

  In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected).

  The following example will illustrate the operation of the CDSC:

  Assume that an individual opens an account and makes a purchase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions of $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the CDSC would be $20.

  In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor.

  Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

  Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing 0.75% distribution fees and 0.25% servicing fees) of the purchase amount for all Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement which respect to such purchases, no payments are made at the time of purchase. At the time shares of the Money Market Fund series of PIMS on which no commission has been paid are exchanged for shares of a Fund, the Distributor intends to make the payments to participating brokers that are described above applicable to that Fund. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

  The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales Charges."

EXCHANGE PRIVILEGE

  A shareholder may exchange Class A, Class B and Class C shares of any Fund or other series of the Trust or PIMS for the same class of shares of any other series in an account with identical registration on the basis of their respective net asset values (except that a sales charge will apply on exchanges of Class A shares of the Money Market Fund series of PIMS on which no sales load was paid at the time of purchase). Exchanges may be made only with respect to funds or classes registered in the state of residence of the investor or which an exemption from registration is available. Shareholders interested in such an exchange may request a prospectus for these funds by contacting the Distributor. There are currently no exchange fees or charges. Except with respect to tax-qualified programs and exchanges effected through the PIMCO Advisors Auto Exchange plan, exchanges are subject to the $250 minimum initial purchase requirement for each Fund. An exchange will constitute a taxable sale for federal income tax purposes.

  Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Advisors Distribution Company, P.O. Box 5866, Denver, CO 80217-5866, or, unless the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize telephone exchanges, by a telephone request to the Transfer Agent at 800-852-8457. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized to fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 800-426-0107 and may be used if there will be no change in the registered name of address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866, or by use of
forms which are available from the Distributor. A signature guarantee is required. See "Signature Guarantee" under "General." Telephone exchanges may be made between 9:00 a.m. and the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on any day the Exchange is open (generally weekdays other than normal holidays). The Trust reserves the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase would adversely affect the Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by SEC regulations, the Trust will give 60 days' advance notice to shareholders of any termination or material modification of the exchange privilege. For further information about exchange privileges, contact your participating broker or call the Transfer Agent at 800-426-0107.

  With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be changed first, and thereafter any potions exchanged will be from the earliest investment made in the Fund from which the exchange was made. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" above.

  Auto Exchange. Investors may also select the PIMCO Advisors Auto Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see "PIMCO Advisors Auto Exchange" under "How to Buy Shares."

HOW TO REDEEM

  Shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or PIMCO Advisors Fund Link.

  A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a proper redemption request has been received, less any applicable CDSC. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a regular business day and received by the Distributors prior to the close of the Distributor's business day will be confirmed at the net asset value effective as of the closing of the Exchange on that day, less an applicable CDSC.

  Direct Redemption. A shareholder's original Account Application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original Account Application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

  Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer of Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

  Written Requests. (Does not apply to shares held in broker "street name" accounts.) To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Fund's Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217: (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount of number of shares to be redeemed; (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Guarantee"; (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or by calling 800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent.

  If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

  Telephone Redemptions. (Does not apply to shares held in broker "street name" accounts.) The Trust accepts telephone requests for redemption of uncertificated shares for amounts up to $50,000 within any seven calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in written authorization with a signature guarantee. See "Signature Guarantee" under "General." Telephone redemptions will not be accepted during the 30-day period following any change in an account's record address.

  By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmation of such transactions and will record telephone instructions.

  A shareholder making a telephone redemption should call the Transfer Agent at 800-852-8457 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) that day. If the redemption request is received after the closing of the Exchange, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. The Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the value of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Written Requests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

  Fund Link Redemptions. (Does not apply to shares held in broker "street name" accounts.) If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of the Application by the Transfer Agent. To use Fund Link for redemptions, call the Transfer Agent at 800-852-8457. Subject to the limitations set forth above under "Telephone Redemptions," the Distributor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form. Changes in bank account information must be made by completing a new Fund Link Application, signed by all owners of record of the account, with all signatures guaranteed. See "Signature Guarantee" under "General." See "PIMCO Advisors Fund Link" under "How to Buy Shares" for information on establishing the Fund Link privilege. The trust may terminate the Fund Link program at any time without notice to shareholders.

  Expedited Wire Transfer Redemptions. (Does not apply to shares held in broker "street name" accounts.) If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by the Trust prior to the close of the Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC) and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to seven days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file, the Trust will honor requests by any person identifying himself as the owner of an account or the owner's broker by telephone at 800-0852-8457 or by written instructions. The Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. The Trust does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Advisors Distribution Company, P.O. Box 5866, Denver, CO 80217-5866. See "Signature Guarantee" under "General."

  Certificated Shares. To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Guarantee." Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

AUTOMATIC WITHDRAWAL PLAN

  An investor who owns or buys shares of a fund having a net asset value of $10,000 or more may open an Automatic Withdrawal plan and have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by obtaining an Automatic Withdrawal Plan Application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See "Signature Guarantee" under "General." Shares of each class of any fund are deposited in a Plan account and all distributions are reinvested in additional shares of that class of Fund at the net asset value. Shares in a Plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See "Waiver of Contingent Deferred Sales Charges" under "Alternative Purchase Arrangements" above.

  Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of payment selected by the shareholder. The Transfer Agent may accelerate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a Plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

  Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

                            PORTFOLIO TRANSACTIONS

  Pursuant to the portfolio management agreements, a Sub-Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, the Sub-Adviser will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Sub-Adviser also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

  The Sub-Advisers manage the Funds without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the rate of portfolio turnover of a Fund, the higher all these transaction costs borne by the Fund generally will be.

  Some securities considered for investment by the Funds may also be appropriate for other clients served by the Sub-Adviser. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Sub-Adviser.

                                NET ASSET VALUE

  The net asset value per share of each class of each Fund is determined as of the close of trading on the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time) by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the number of total outstanding shares of that class. Net asset value will not be determined on days on which the New York Stock Exchange is closed.

  Portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

  Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Shares begin earning dividends on the effective date of purchase, provided notification deadlines are met. See "How to Buy Shares." Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the NFJ Diversified Low P/E Fund. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Cadence Mid Cap Growth Fund. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Net realized short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Class B and C shares are expected to be lower than those paid with respect to Class A shares, reflecting the payment of distribution fees by those classes.

  Shareholders may elect to invest dividends and/or distributions paid by any Fund in shares of the same class of any other Fund or other series of the Trust at net asset value. The shareholder must have an account existing in the Fund selected for investment with the identical registered name and address and must elect this option on a form provided for that purpose or by a telephone request to the Transfer Agent at 800-426-0107. For further information on this option, contact your broker or call the Distributor at 800-426-0107.

  Each Fund intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended. As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

  Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. To the extent that a shareholder is not exempt from tax on Fund distributions, such shareholder will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. All shareholders must treat dividends, other than capital gain dividends or dividends that represent a return of capital to shareholders, as ordinary income. Dividends designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

  Taxable shareholders should note that the timing of their investment could have undesirable tax consequences. If shares are purchased on or just before the day a Fund declares a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution.

  The preceding discussion relates only to federal income tax; the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

                               OTHER INFORMATION

CAPITALIZATION

  The Trust was organized as a Massachusetts business trust on August 24, 1990. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and thus should be considered remote.

MULTIPLE CLASSES OF SHARES

  In addition to Class A shares, Class B shares, and Class C shares, each Fund offers Institutional Class shares, and the Cadence Mid Cap Growth Fund also offers Administrative Class shares. These other classes of the Funds may have different sales charges and expense levels, which will affect performance. Investors may contact the Distributor at 800-426-0107 for more information concerning other classes of shares of the Funds. This Prospectus/Proxy Statement relates only to the Class A, Class B and Class C shares of the Funds.

VOTING

  Shareholders have the right to vote on the election of Trustees and on any and all matters on which the law or the Declaration of Trust states they may be entitled to vote. The Trust is not required to hold regular annual meetings of Trust shareholders and does not intend to do so. Shareholders of a class of shares have separate voting rights with respect to matters that only affect that class. Shares entitle their holders to one vote per share (with proportional voting for fractional shares). See "Other Information--Voting Rights" in the Statement of Additional Information.

  The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

PERFORMANCE INFORMATION

  The Trust may, from time to time, include the yield and total return for each class of shares of its Funds in advertisements or reports to shareholders or prospective investors. Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund or class over periods of one, five and ten years (up to the life of the Fund), reflect the deduction of a proportional share of Fund or class expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

  The Trust also may provide current distribution information to its shareholders reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

  Performance information for the Trust may also be compared to: (i) the S&P 500, the Dow Jones Industrial Average, the EAFE Index, the MSCI Free Index, the Baring Index, the IFC Index, the Russell 1000 Value Index, the Russell 1000 Growth Index, or other unmanaged indexes that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Funds. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions from administrative and management costs and expenses. The Adviser and any of the Sub-Advisers may also report to shareholders or to the public in advertisements concerning the performance of the Adviser and the Sub-Adviser as advisers to clients other than the Trust, and on the comparative performance or standing of the Adviser or the Sub-Adviser in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds, the Adviser or the Sub-Advisers, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the Statement of Additional Information.

  Investment results of the Funds will fluctuate over time, and any representations of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period.

                                                                    APPENDIX C

(THE FOLLOWING PERFORMANCE INFORMATION AND COMMENTARY ARE EXCERPTED FROM THE PFEAS TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 1996. THE PERFORMANCE INFORMATION RELATES ONLY TO THE INSTITUTIONAL AND/OR ADMINISTRATIVE CLASS SHARES OF THE ACQUIRING FUNDS. SUCH PERFORMANCE DOES NOT REFLECT THE IMPOSITION OF THE DIFFERENT SALES CHARGES, CDSCS AND/OR 12B-1 FEES APPLICABLE TO CLASS A, CLASS B AND CLASS C SHARES OF THE ACQUIRING FUNDS, WHICH WOULD HAVE PRODUCED LOWER PERFORMANCE.)

NFJ DIVERSIFIED LOW P/E FUND

PORTFOLIO MANAGER:        INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS:
NFJ Investment Group      Seeks long-term growth of capital and income;
Dallas, Texas             invests primarily in common stocks with below-
                          average price to earnings ratios relative to their industry groups.



                           [LINE GRAPH APPEARS HERE]


                               NFJ DIVER-                S&P 500
                               SIFIED LOW                INDEX
                               P/E FUND
1/01/92                        $200,000                  $200,000
6/30/92                        $202,697                  $198,726
6/30/93                        $241,679                  $225,765
6/30/94                        $247,669                  $228,763
6/30/95                        $302,310                  $288,481
6/30/96                        $382,897                  $363,827

The line graph above assumes the investment of $200,000 on 1/1/92, the first full month following the Fund's Institutional Class inception on 12/30/91, compared with the S&P 500 Index, an unmanaged market index. Past performance is not an indication of future results.



Annualized Returns Ended 6/30/96
-------------------------------------------------------------------
                                                             Since
                     1 Yr.        3 Yrs.       4 Yrs.    Inception
NFJ Diversified
Low P/E
Fund (%)             26.66        16.58        17.24       15.71
-------------------------------------------------------------------
S&P 500
Index (%)            26.12        17.25         n/a         n/a
-------------------------------------------------------------------


 . Cyclical and financial stocks, with their improved relative performance, were overweighted in the Fund, enhancing returns.
 . The underperformance of technology stocks during the fourth quarter of 1995 helped the Fund due to its considerably below-index weighting in this sector. . Emphasis on mid cap issues was a setback in a market that rewarded large and small cap stocks.
 . The yield factor had been a drag on performance, but turned around to become a positive influence.

                          NFJ DIVERSIFIED LOW P/E FUND

 PORTFOLIO COMPOSITION
TOP TEN COMMON STOCKS

                  % of Total
Company          Investments
----------------------------
Sprint Corp.         2.7%
----------------------------
PHH Corp.            2.7%
----------------------------
Pharmacia &
 Upjohn, Inc.        2.6%
----------------------------
Amoco Corp.          2.6%
----------------------------
Repsol               2.6%
----------------------------
American Home
 Products            2.6%
----------------------------
Anheuser Busch       2.6%
----------------------------
Maytag Corp.         2.5%
----------------------------
Chase Manhattan
 Corp.               2.5%
----------------------------
Phillip Morris
 Co., Inc.           2.5%
----------------------------
Top Ten Total       25.9%

Industry Classifications as a
Percent of Total Investments

Consumer Discretionary                  14.9%
------------------------------------------------
Consumer Staples                        10.0%
------------------------------------------------
Energy                                  10.3%
------------------------------------------------
Financial & Business Services           13.8%
------------------------------------------------
Health Care                              8.5%
------------------------------------------------
Utilities                                9.8%
------------------------------------------------
Short-Term Instruments                  11.9%
------------------------------------------------
Other                                   20.8%
------------------------------------------------

CADENCE MID CAP GROWTH FUND

PORTFOLIO MANAGER:          INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS:
Cadence Capital Management  Seeks growth of capital; invests primarily in common
Boston, Massachusetts       stocks of companies with market capitalizations in
                            excess of $500 million that have improving fundamentals and whose stock is reasonably valued by the market.


                           [LINE GRAPH APPEARS HERE]

                        CADENCE MID
                        CAP GROWTH      S&P MidCap
                           FUND           INDEX
9/01/91                 $200,000        $200,000
6/30/92                 $215,126        $215,802
6/30/93                 $270,638        $264,758
6/30/94                 $268,017        $264,642
6/30/95                 $339,767        $323,803
6/30/96                 $413,028        $393,578


The line graph above assumes the investment of $200,000 on 9/1/91, the first full month following the Fund's Institutional Class inception on 8/26/91, compared with the S&P MidCap Index, an unmanaged market index. The performance of the Administrative Class from inception on 11/30/94 (shown below), reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. Past performance is not an indication of future results.

Annualized Returns Ended 6/30/96
-----------------------------------------------------------------

                                                            Since
                                1Yr.    3Yrs.   4Yrs.   Inception
                                ----    -----   -----   ---------
Cadence Mid Cap Growth
Fund Inst. Class (%)            21.56   15.13   17.71     16.10
-----------------------------------------------------------------
Cadence Mid Cap Growth
Fund Admin. Class (%)           21.25    n/a     n/a    29.60
-----------------------------------------------------------------
S&P MidCap Index (%)            21.58   14.13    n/a     n/a
-----------------------------------------------------------------

 . Technology stocks came under severe pressure in the fourth quarter of 1995, weakening investment results.
 . The Fund's best-performing holdings were in health care, financial services, and consumer services.
 . HBO & Co., Guidant, Medtronic, and Health Management Associates set the pace for the Fund's health care stocks. Financial Services was driven by attrac-tive valuations, strong earnings growth, and actual results that exceeded Wall Street expectations.
 . Other strong performing holdings included Callaway Golf and Mattel in the consumer goods area, Kroger and Tiffany in consumer services, and Loral, a defense electronics company acquired by Lockheed Martin.

                          CADENCE MID CAP GROWTH FUND

 PORTFOLIO COMPOSITION
TOP TEN COMMON STOCKS

                  % of Total
Company          Investments
----------------------------
Callaway Golf
Co.                  1.9%
----------------------------
Raychem Corp.        1.7%
----------------------------
First Brands
Corp.                1.7%
----------------------------
America West
Airlines             1.6%
----------------------------
Parametric
Technology
Corp.                1.6%
----------------------------
Mattel, Inc.         1.6%
----------------------------
Praxair, Inc.        1.6%
----------------------------
HBO & Co.            1.6%
----------------------------
Cytec
Industries,
Inc.                 1.6%
----------------------------
McDonnell
Douglas              1.6%
----------------------------
Top Ten Total       16.5%



Industry Classifications as a Percent of Total Investments

Consumer Discretionary                  11.0%
------------------------------------------------
Capital Goods                           11.9%
------------------------------------------------
Financial & Business Services           30.9%
------------------------------------------------
Health Care                             11.1%
------------------------------------------------
Materials & Processing                   5.7%
------------------------------------------------
Technology                              10.0%
------------------------------------------------
Short-Term Instruments                   5.1%
------------------------------------------------
Other                                   14.3%
------------------------------------------------

                               TABLE OF CONTENTS

OVERVIEW..................................................................    3
  Proposed Transactions...................................................    3
  Operating Expenses......................................................    4
  Examples................................................................    7
  Federal Income Tax Consequences.........................................    8
  Comparison of Investment Objectives, Policies and Restrictions..........    8
  Comparison of Distribution Policies and Purchase, Exchange and Redemp-
   tion Procedures........................................................    9
RISK FACTORS..............................................................   10
SPECIAL MEETING OF SHAREHOLDERS...........................................   11
PROPOSALS 1 and 2: APPROVAL OR DISAPPROVAL OF AGREEMENT AND PLAN OF
 REORGANIZATION...........................................................   12
  Background and Reasons for the Proposed Mergers.........................   13
  Information About the Mergers...........................................   14
CAPITALIZATION TABLES.....................................................   21
INFORMATION ABOUT THE ACQUIRING FUNDS.....................................   22
INFORMATION ABOUT THE ACQUIRED FUNDS......................................   22
VOTING INFORMATION........................................................   22
APPENDIX A--AGREEMENT AND PLAN OF REORGANIZATION
APPENDIX B--OTHER INFORMATION ABOUT THE ACQUIRING FUNDS
  Investment Objectives and Policies......................................  B-1
  Investment Restrictions.................................................  B-2
  Characteristics and Risks of Securities and Investment Techniques.......  B-5
  Management of the Trust.................................................  B-7
  Purchase, Exchange and Redemption of Shares............................. B-12
  Portfolio Transactions.................................................. B-28
  Net Asset Value......................................................... B-28
  Dividends, Distributions and Taxes...................................... B-29
  Other Information....................................................... B-30
APPENDIX C--EXCERPTS FROM ANNUAL REPORT


B

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the proposal.

1. Proposal to approve the merger of          [_] FOR  [_] AGAINST  [_] ABSTAIN
   the Fund named on the reverse
   side of this card, as described
   in the Prospectus/Proxy Statement
   and the relevant Agreement and
   Plan of Reorganization.



PLEASE SIGN ON THE REVERSE SIDE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

-------------------------------------------------------------------------------

                                [NAME OF FUND]
                       A SERIES OF PIMCO ADVISORS FUNDS
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -- DECEMBER 20, 1996

The undersigned hereby appoints Robert A. Prindiville, Stephen J. Treadway and Newton B. Schott, Jr., and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Fund indicated above, a series of PIMCO Advisors Funds, on December 20, 1996 at 11:00 a.m. Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

                              NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.
                              If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                              _________________________________________________
                              Signature


                              _________________________________________________
                              Signature (if held jointly)


                              _________________________________________________
                              Date

                      PIMCO FUNDS:  EQUITY ADVISORS SERIES

                         NFJ Diversified Low P/E Fund
                          Cadence Mid Cap Growth Fund


                      STATEMENT OF ADDITIONAL INFORMATION
                               November 4, 1996

     This Statement of Additional Information relates to proposed mergers (the "Mergers") of the Value Fund and the Discovery Fund (each an "Acquired Fund"), each a series of PIMCO Advisors Funds, a Massachusetts business trust (the "PAF Trust"), with and into, respectively, the NFJ Diversified Low P/E Fund and the Cadence Mid Cap Growth Fund (each an "Acquiring Fund"), each a series of PIMCO
Funds: Equity Advisors Series, a Massachusetts business trust (the "PFEAS
Trust").

     This Statement of Additional Information contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated November 4, 1996 (the "Prospectus/Proxy Statement") of the PFEAS Trust which relates to the Mergers. As described in the Prospectus/Proxy Statement, the Mergers would involve the transfer of all the assets of each Acquired Fund in exchange for shares of the corresponding Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing PIMCO Funds: Equity Advisors Series, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, or by calling (800) 927-4648.


                               Table of Contents


Item                                                                          Page
----                                                                          ----
I.  Additional Information about Acquiring and Acquired Funds ...........       2

II. Financial Statements ................................................       2

    1.  Incorporation by Reference ......................................       2

    2.  Unaudited Pro Forma Combined Financial Statements ...............       2

             A.    The PAF Trust's Value Fund and the PFEAS Trust's NFJ
                       Diversified Low P/E Fund .........................       3
             B.    The PAF Trust's Discovery Fund and the PFEAS Trust's
                       Cadence Mid Cap Growth Fund ......................      10

             C.    Notes to Pro Forma Financial Statements...............      19

I.  Additional Information about Acquiring and Acquired Funds.

    This Statement of Additional Information is accompanied by (i) the current Prospectus and Statement of Additional Information of the PFEAS Trust, each dated September 15, 1996, as supplemented October 31, 1996, which provide further information relating to the Acquiring Funds and (ii) the current Prospectus, dated February 1, 1996, as supplemented September 27, 1996, and Statement of Additional Information, dated July 12, 1996, of the PAF Trust which provide further information relating to the Acquired Funds. Each of the foregoing documents has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

    The PFEAS Trust currently offers Institutional Class shares and/or Administrative Class shares of the Acquiring Funds to certain categories of institutional investors and high net-worth individuals through its current Prospectus and Statement of Additional Information. The PAF Trust currently offers Class A, Class B and Class C shares of the Acquired Funds to the general public through its current Prospectus and Statement of Additional Information. On or about the effective date of the Mergers, the Acquiring Funds will begin offering Class A, Class B and Class C shares (in addition to Institutional Class shares and/or Administrative Class shares) with substantially the same characteristics (including dividend, voting and redemption rights) and arrangements for distribution, purchases, redemptions and exchanges as are currently in effect for the PAF Trust's Class A, Class B and Class C shares. Accordingly, in addition to the Prospectus/Proxy Statement, shareholders should consult "How to Buy Shares," "Alternative Purchase Arrangements," "Exchange Privilege," "How to Redeem," "How Net Asset Value is Determined" and "Description of the Trust" in the PAF Trust's current Prospectus and "Exchange Privilege," "How to Redeem," "How Net Asset Value is Determined" and "Organization and Capitalization of the Trust" in the PAF Trust's current Statement of Additional Information for further information applicable to Class A, Class B and Class C shares of the Acquiring Funds that will be issued to Acquired Fund shareholders in connection with the Mergers.

II. Financial Statements.

    1.  Incorporation by Reference.  This Statement of Additional Information
        --------------------------
is accompanied by the PFEAS Trust's Annual Report for the fiscal year ended June 30, 1996 and the PAF Trust's Semi-Annual Report for the six-month period ended March 31, 1996, which contain historical financial information regarding the Acquiring Funds and the Acquired Funds, respectively. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The PAF Trust's current Statement of Additional Information, which accompanies this Statement of Additional Information and is incorporated herein by reference, includes financial statements for the Acquired Funds for the fiscal year ended September 30, 1995.

    2.  Unaudited Pro Forma Combined Financial Statements.  The following pro
        -------------------------------------------------
forma combined financial statements for the Acquiring Funds should be read in conjunction with the separate financial statements of the Acquiring and Acquired Funds referred to in the preceding paragraph.

A.  The PAF Trust's Value Fund and the PFEAS Trust's NFJ Diversified Low P/E
    Fund.

June 30, 1996

PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

All numbers are in thousands (except per share amounts)

                                                    PIMCO Funds:           PIMCO
                                                  Equity Advisors       Advisors Funds
                                                      Series
                                                                                                                  New Value Fund
                                                     NFJ Div.
                                                     Low P/E               Value              Pro Forma             Pro Forma
                                                      Fund                 Fund              Adjustments             Combined
                                                ----------------     ----------------     ----------------      -----------------
Assets:
        Investments, at value                  $          55,606    $          49,577    $               -     $          105,183

        Cash, receivables and other assets                   638                3,235                  (40)                 3,833
                                                ----------------     ----------------     ----------------      -----------------

             Total assets                                 56,244               52,812                  (40)               109,016
                                                ----------------     ----------------     ----------------      -----------------

Liabilities:

             Total liabilities                             3,517                  514                   75 (2)              4,106
                                                ----------------     ----------------     ----------------      -----------------

Net Assets:                                    $          52,727    $          52,298    $            (115)    $          104,910
                                                ================     ================     ================      =================

        Cost of investments owned              $          52,446    $          45,917    $               -     $           98,363
                                                ================     ================     ================      =================

Net Assets Consist of:

        Paid in capital                        $          48,467    $          47,763    $            (115)    $           96,115
        Undistributed
           net investment income                             348                   33                    -                    381
        Accumulated undistributed
           net realized gain                                 752                  842                    -                  1,594
        Net unrealized appreciation                        3,160                3,660                    -                  6,820
                                                ----------------     ----------------     ----------------      -----------------
             Net assets                        $          52,727    $          52,298    $            (115)    $          104,910
                                                ================     ================     ================      =================

See Notes to Pro Forma combined financial statements.

June 30, 1996

PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

All numbers are in thousands (except per share amounts)

                                                    PIMCO Funds:           PIMCO
                                                  Equity Advisors       Advisors Funds
                                                      Series
                                                                                                                  New Value Fund
                                                     NFJ Div.
                                                     Low P/E               Value              Pro Forma             Pro Forma
                                                      Fund                 Fund              Adjustments             Combined
                                                ----------------     ----------------     ----------------      -----------------
Shares Issued and Outstanding:
        PIMCO Funds
        -----------
        Institutional class                                4,232                    -                    -                  4,232
        Administrative class                                   -                    -                    -                      -
        Class A                                                -                    -                  692                    692
        Class B                                                -                    -                1,182                  1,182
        Class C                                                -                    -                2,424                  2,424

        PIMCO  Advisors Funds
        ---------------------
        Institutional class                                    -                    -                    -                      -
        Administrative class                                   -                    -                    -                      -
        Class A                                                -                  692                 (692)                     -
        Class B                                                -                1,182               (1,182)                     -
        Class C                                                -                2,424               (2,424)                     -

Net Asset Value Per Share (1):
        PIMCO Funds
        -----------
        Institutional class                    $           12.46    $               -    $               -     $            12.46
        Administrative class                   $               -    $               -    $               -     $                -
        Class A (1)                            $               -    $               -    $           12.17     $            12.17
        Class B                                $               -    $               -    $           12.17     $            12.17
        Class C                                $               -    $               -    $           12.17     $            12.17

        PIMCO  Advisors Funds
        ---------------------
        Institutional class                    $               -    $               -    $               -     $                -
        Administrative class                   $               -    $               -    $               -     $                -
        Class A (1)                            $               -    $           12.17    $          (12.17)    $                -
        Class B                                $               -    $           12.17    $          (12.17)    $                -
        Class C                                $               -    $           12.17    $          (12.17)    $                -

(1) All per share amounts represent Net Asset Value per share. Maximum offering price of $12.88 per share for Class A shares reflects the 5.5% sales commission charged up front as set forth in the prospectus.

(2) In connection with the reorganization, the combined Portfolio will incur non-recurring reorganization costs of approximately $75,000 or $0.01 per share.

     See Notes to Pro Forma combined financial statements.

For the 12 months ended June 30, 1996

PRO FORMA COMBINED STATEMENTS OF OPERATIONS (unaudited)

All numbers are in thousands




                                                            PIMCO Funds:      PIMCO
                                                           Equity Advisors  Advisors Funds
                                                                Series
                                                                                                              New Value Fund
                                                                NFJ Div.
                                                                 Low P/E       Value           Pro Forma        Pro Forma
                                                                  Fund          Fund           Adjustments       Combined
                                                                 ------        ------          -----------       --------
Investment income:
         Dividends, interest, and other                          $  594         $  972           $  --           $1,566
                                                                 ------         ------           -----           ------

Expenses:
         Investment advisory fees                                    87            187             (65)              209
         Administrative fees                                         49             --             108               157
         Service fees
                   --- Administrative Class                          --             --              --                --
                    --- Class A                                      --             11              --                11
                    --- Class B                                      --             19              --                19
                    --- Class C                                      --             36              --                36
         Distribution fees
                    --- Class B                                      --             57              --                57
                    --- Class C                                      --            109              --               109
         Transfer agent and custody fees                             --             58             (58)               --
         Professional fees                                           --             13             (13)               --
         Shareholder reports and notices                             --             10             (10)               --
         Trustees' fees                                               1              3              --                 4
         Other                                                       --             14             (14)               --
                                                                 ------         ------           -----            ------
              Net expenses                                          137            517             (52)              602
                                                                 ------         ------           -----            ------
                    Net investment income (loss)                    457            455              52               964
                                                                 ------         ------           -----            ------

Realized and unrealized gain (loss) on
         security transactions:

         Net realized gain (loss) on security transactions        1,583            842              --             2,425
         Net unrealized gain (loss) on security transactions      1,698          3,660              --             5,358
                                                                 ------         ------           -----            ------
              Net gain on security transactions                   3,281          4,502              --             7,783
                                                                 ------         ------           -----            ------
                   Net increase in net assets resulting from
                       operations                                $3,738         $4,957           $  52            $8,747
                                                                 ======         ======           =====            ======

See Notes to Pro Forma combined financial statements.

                                    NFJ         PIMCO                      NFJ         PIMCO                      % Combined
                                Diversified   Advisors    Pro Forma    Diversified   Advisors     Pro Forma      Value of Net
                                  Low P/E      Value      Combined      Low P/E       Value       Combined          Assets
                             ---------------------------------------  ----------------------------------------   ------------
                                              Shares                               Value (000's)
                             ---------------------------------------  ----------------------------------------
COMMON STOCKS
Capital Goods
Deere & Co.                       23,600       13,000      36,600        $  944        $  520       $ 1,464        1.4%
GATX Corp.                          --         11,000      11,000          --             531           531        0.5%
                                                                            944         1,051         1,995        1.9%
Consumer Discretionary
Brunswick Corp.                   23,200       33,000      56,200           464           660         1,124        1.1%
Chrysler Corp.                    22,105       16,000      38,105         1,371           992         2,363        2.3%
Dillard Department Stores         26,500        6,000      32,500           967           219         1,186        1.1%
Ford Motor Co.                      --         14,000      14,000          --             453           453        0.4%
Goodyear Tire & Rubber            17,900       10,000      27,900           864           483         1,347        1.3%
Harland (John H.) Co.               --         16,000      16,000          --             394           394        0.4%
J.C. Penney Co., Inc.               --          9,400       9,400          --             494           494        0.5%
Maytag Corp.                      67,900       62,000     129,900         1,417         1,294         2,711        2.6%
Reebok International Limited      14,600        3,600      18,200           491           121           612        0.6%
Springs Industries, Inc., 'A'       --         10,000      10,000          --             505           505        0.5%
Tandy Corp.                       10,200        3,800      14,000           483           180           663        0.6%
Tupperware Corp. (a)              11,000        6,000      17,000           465           254           719        0.7%
Washington Post Co.                2,700        1,600       4,300           875           518         1,393        1.3%
Xerox Corp.                       16,500       20,000      36,500           883         1,070         1,953        1.9%
                                                                          8,280         7,637        15,917       15.3%
Consumer Staples
Anheuser Busch                    18,900       17,000      35,900         1,418         1,275         2,693        2.6%
IBP, Inc.                         30,100       18,000      48,100           832           497         1,329        1.3%
Philip Morris Co.,  Inc.          13,400       13,000      26,400         1,394         1,352         2,746        2.6%
RJR Nabisco Holdings Corp.          --         14,000      14,000          --             434           434        0.4%
Supervalu, Inc.                   29,800       31,000      60,800           939           977         1,916        1.8%
Unilever NV                        6,600        4,000      10,600           958           581         1,539        1.4%
                                                                          5,541         5,115        10,656       10.1%
Energy
Amoco Corp.                       20,000       17,000      37,000         1,448         1,230        2,678       2.6%
Atlantic Richfield Co.             8,100        8,500      16,600           960         1,007        1,967       1.9%
Repsol SA  - ADR                  41,400       30,000      71,400         1,439         1,043        2,482       2.4%
Ultramar Corp.                    48,000       60,000     108,000         1,392         1,740        3,132       3.0%
Union Texas Petroleum
  Holdings, Inc.                  24,600       14,000      38,600           480           273          753       0.6%
                                                                          5,719         5,293       11,012      10.5%

--------------------------------------------------------------------------------
PRO FORMA COMBINED SCHEDULES OF INVESTMENTS (Unaudited)
--------------------------------------------------------------------------------
June 30, 1996
--------------------------------------------------------------------------------

                                  NFJ           PIMCO                      NFJ              PIMCO                     % Combined
                               Diversified    Advisors      Pro Forma   Diversified       Advisors         Pro Forma  Value of Net
                                 Low P/E        Value        Combined    Low P/E           Value           Combined      Assets
                               --------------------------------------  ---------------------------------------------  ------------
                                               Shares                                   Value (000's)
                               --------------------------------------  ---------------------------------------------
Financial & Business Services
Aetna Life & Casualty Co.               -       7,000          7,000           -             501                501       0.5%
Bankers Trust N.Y. Corp.                -       6,000          6,000           -             443                443       0.4%
Bear Stearns Cos.                   38,850     63,000        101,850          918          1,488              2,406       2.3%
Chase Manhattan Corp.               19,984     18,000         37,984        1,411          1,271              2,682       2.6%
Loews Corp.                         10,400      6,000         16,400          820            473              1,293       1.2%
Meditrust                               -      15,000         15,000           -             501                501       0.5%
Mellon Bank Corp.                   22,400     22,000         44,400        1,277          1,254              2,531       2.4%
PHH Corp.                           25,900     18,000         43,900        1,476          1,026              2,502       2.4%
PNC Bank Corp.                          -      14,500         14,500           -             431                431       0.4%
Provident Cos., Inc.                24,300     30,000         54,300          899          1,110              2,009       1.9%
Standard Federal Bancorp.           23,200     13,000         36,200          893            501              1,394       1.3%
                                                                            7,694          8,999             16,693      15.9%
Health Care

American Home Products              23,700     22,000         45,700        1,425          1,323              2,748       2.6%
Baxter International, Inc.              -      10,000         10,000           -             473                473       0.4%
Beckman Instruments                 26,200     14,000         40,200          996            532              1,528       1.5%
Bristol Myers Squibb                    -       5,000          5,000           -             450                450       0.4%
Pharmacia & Upjohn, Inc.            33,010     29,000         62,010        1,465          1,287              2,752       2.6%
Tenet Healthcare Corp. (a)          40,400     22,000         62,400          863            470              1,333       1.3%
                                                                            4,749          4,534              9,283       8.8%
Materials & Processing

Dow Chemical                            -       5,600          5,600           -             426                426       0.4%
Lennar Corp.                        37,250     18,000         55,250          931            450              1,381       1.3%
Phelps Dodge Corp.                  22,100     24,000         46,100        1,378          1,497              2,875       2.7%
Potlatch Corp.                          -      12,000         12,000           -             470                470       0.4%
PPG Industries, Inc.                    -       9,000          9,000           -             439                439       0.4%
Union Carbide Corp.                 24,400     12,000         36,400          970            477              1,447       1.4%
Wellman, Inc.                       20,300      9,500         29,800          475            222                697       0.7%
Willamette Industries                7,200      4,500         11,700          427            268                695       0.7%
                                                                            4,181          4,248              8,429       8.0%
Technology

Harris Corp.                         7,500     11,000         18,500          458            671              1,129       1.1%
Mentor Graphics Corp. (a)           29,200     12,500         41,700          475            203                678       0.6%
Northrop Grumman Corp.              13,800     23,000         36,800          940          1,567              2,507       2.4%

--------------------------------------------------------------------------------
PRO FORMA COMBINED SCHEDULES OF INVESTMENTS (Unaudited)
--------------------------------------------------------------------------------
June 30, 1996
--------------------------------------------------------------------------------

                            NFJ              PIMCO                            NFJ          PIMCO                 % Combined
                          Diversified       Advisors        Pro Forma      Diversified   Advisors    Pro Forma   Value of Net
                           Low P/E           Value          Combined        Low P/E       Value      Combined       Assets
                         --------------------------------------------      -----------------------------------   ------------
                                             Shares                                    Value (000's)
                         --------------------------------------------      -----------------------------------
Raytheon Co.                     18,400        10,000        28,400         950           516          1,466         1.4%
Seagate Technology (a)           22,000        12,000        34,000         990           540          1,530         1.5%
Teradyne, Inc. (a)               28,100        12,000        40,100         484           207            691         0.6%
                                                                          4,297         3,704          8,001         7.6%

Transportation
AMR Corp. (a)                    10,600         2,500        13,100         965           228          1,193         1.2%
Conrail, Inc.                    17,900        11,000        28,900       1,187           730          1,917         1.8%
                                                                          2,152           958          3,110         3.0%

Utilities
DTE Energy Co.                   39,000        44,000        83,000       1,204         1,359          2,563         2.4%
NICOR, Inc.                      32,800        36,000        68,800         931         1,022          1,953         1.9%
Pacific Gas & Electric           40,200        42,000        82,200         935           977          1,912         1.8%
Pacific Telesis                  26,900        23,000        49,900         908           776          1,684         1.6%
Peoples Energy Corp.                 -         18,000        18,000          -            603            603         0.6%
P.P.& L. Resources, Inc.             -         22,000        22,000          -            520            520         0.5%
Southern New England
  Telecom. Corp.                     -         11,000        11,000          -            462            462         0.4%
Sprint Corp.                     35,200        31,000        66,200       1,477         1,302          2,779         2.6%
U.S. West, Inc.                      -         16,000        16,000          -            510            510         0.5%
Washington Water Power Co.           -         27,000        27,000          -            509            509         0.6%
                                                                          5,455         8,038         13,493        12.9%
Total Common Stocks (Cost $45,852, $45,917
  and $91,769, respectively)                                             49,012        49,577         98,589        94.0%

SHORT-TERM INSTRUMENTS

                            NFJ              PIMCO                            NFJ          PIMCO                 % Combined
                          Diversified       Advisors        Pro Forma      Diversified   Advisors    Pro Forma   Value of Net
                           Low P/E           Value          Combined        Low P/E       Value      Combined       Assets
                         --------------------------------------------      -----------------------------------   ------------
                                   Principal Amount (000's)                            Value (000's)
                         --------------------------------------------      -----------------------------------

Repurchase Agreement
State Street Bank                $6,594            -         $6,594       6,594            -           6,594         6.3%
4.000% due 07/01/96
(Dated 06/28/96.  Collateralized by U.S. Treasury Bond 9.250% due 02/15/16 valued at $6,726,300.
Repurchase proceeds are $6,596,198.)

Total Short-Term Instruments (Cost $6,594, $0 and
  $6,594, respectively)                                                   6,594            -           6,594         6.3%

Total Investments (Cost $52,446, $45,917 and
  $98,363, respectively)                                                 55,606        49,577        105,183       100.3%

Other Assets and Liabilities (Net)                                       (2,879)        2,721           (158)       -0.2%
Pro Forma Adjustments                                                        -             -            (115)       -0.1%
Net Assets                                                              $52,727       $52,298       $104,910       100.0%

Notes to Pro Forma Combined Schedules of Investments

(a) Non-income producing security.

B. The PAF Trust's Discovery Fund and the PFEAS Trust's Cadence Mid Cap Growth Fund.

June 30, 1996

PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

All numbers are in thousands (except per share amounts)

                                                 PIMCO Funds:            PIMCO                                    Mid Cap
                                                Equity Advisors      Advisors Funds                             Growth Fund
                                                   Series

                                                   Cadence
                                                   Mid Cap             Discovery            Pro Forma            Pro Forma
                                                  Growth Fund             Fund              Adjustments           Combined
                                                 -------------      ---------------        -------------      ----------------
Assets:
      Investments, at value                      $     231,855      $        59,378        $          --      $        291,233

      Cash, receivables and other assets                 1,212                8,975                  (40)               10,147
                                                 -------------      ---------------        -------------      ----------------

           Total assets                                233,067               68,353                  (40)              301,380
                                                 -------------      ---------------        -------------      ----------------

Liabilities:

           Total liabilities                               985                  408                   66 (2)             1,459
                                                 -------------      ---------------        -------------      ----------------

Net Assets:                                      $     232,082      $        67,945        $        (106)     $        299,921
                                                 =============      ===============        =============      ================

      Cost of investments owned                  $     200,715      $        52,417        $          --      $        253,132
                                                 =============      ===============        =============      ================

Net Assets Consist of:

      Paid in capital                            $     169,974      $        64,842        $        (106)     $        234,710
      Undistributed (overdistributed)
         net investment income                           2,129                  (93)                  --                 2,036
      Accumulated undistributed net
         realized gain (loss)                           28,839               (3,765)                  --                25,074
      Net unrealized appreciation                       31,140                6,961                   --                38,101
                                                  ------------      ---------------        -------------      ----------------
           Net assets                             $    232,082      $        67,945        $        (106)     $        299,921
                                                  ============      ===============        =============      ================

See Notes to Pro Forma combined financial statements.

June 30, 1996

PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

All numbers are in thousands (except per share amounts)

                                                 PIMCO Funds:            PIMCO                                    Mid Cap
                                                Equity Advisors      Advisors Funds                             Growth Fund
                                                   Series

                                                   Cadence
                                                   Mid Cap             Discovery            Pro Forma            Pro Forma
                                                  Growth Fund             Fund              Adjustments           Combined
                                                 -------------      ---------------        -------------      ----------------
Shares Issued and Outstanding:
      PIMCO Funds
      -----------
      Institutional class                               11,881                   --                   --                11,881
      Administrative class                                  55                   --                   --                    55
      Class A                                               --                   --                  928                   928
      Class B                                               --                   --                1,721                 1,721
      Class C                                               --                   --                3,474                 3,474

      PIMCO Advisors Funds
      --------------------
      Institutional class                                  --                    --                   --                    --
      Administrative class                                 --                    --                   --                    --
      Class A                                              --                   928                 (928)                   --
      Class B                                              --                 1,721               (1,721)                   --
      Class C                                              --                 3,474               (3,474)                   --

Net Asset Value Per Share (1):
      PIMCO Funds
      -----------
      Institutional class                         $     19.44       $            --        $          --      $          19.44
      Administrative class                        $     19.44       $            --        $          --      $          19.44
      Class A(1)                                  $        --       $            --        $       11.17      $          11.17
      Class B                                     $        --       $            --        $       11.08      $          11.08
      Class C                                     $        --       $            --        $       11.08      $          11.08

      PIMCO Advisors Funds
      --------------------
      Institutional class                         $        --       $            --        $          --      $             --
      Administrative class                        $        --       $            --        $          --      $             --
      Class A(1)                                  $        --       $         11.17        $      (11.17)     $             --
      Class B                                     $        --       $         11.08        $      (11.08)     $             --
      Class C                                     $        --       $         11.08        $      (11.08)     $             --

(1) All per share amounts represent Net Asset Value per share. Maximum offering price of $11.82 per share for Class A shares reflects the 5.5% sales commission charged up front as set forth in the prospectus.

(2) In connection with the reorganization, the combined Portfolio will incur non-recurring reorganization costs of approximately $66,000 or $0.00 per share.

     See Notes to Pro Forma combined financial statements.

For the 12 months ended June 30, 1996

PRO FORMA COMBINED STATEMENTS OF OPERATIONS (unaudited)

All numbers are in thousands



                                                       PIMCO Funds:          PIMCO                                    Mid Cap
                                                     Equity Advisors      Advisors Funds                            Growth Fund
                                                         Series

                                                        Cadence
                                                        Mid Cap              Discovery           Pro Forma           Pro Forma
                                                       Growth Fund             Fund              Adjustments         Combined
Investment income:                                   ----------------     ----------------     ----------------    ---------------

         Dividends, interest, and other               $          3,080    $           823      $              --    $         3,903
                                                       ---------------     --------------       ----------------     --------------

Expenses:

         Investment advisory fees                                  890               354                   (142)             1,102
         Administrative fees                                       494                --                    189                683
         Service fees
                   --- Administrative Class                          2                --                     --                  2
                   --- Class A                                      --                21                     --                 21
                   --- Class B                                      --                34                     --                 34
                   --- Class C                                      --                64                     --                 64
         Distribution fees

                   --- Class B                                      --               101                     --                101
                   --- Class C                                      --               191                     --                191
         Transfer agent and custody fees                            --               114                   (114)                --
         Professional fees                                          --                19                    (19)                --
         Shareholder reports and notices                            --                18                    (18)                --
         Trustees' fees                                             11                 5                     --                 16
         Other                                                      --                17                    (17)                --
                                                       ---------------     -------------        ---------------      -------------
              Net expenses                                       1,397               938                   (121)             2,214
                                                       ---------------     -------------        ----------------     -------------
                    Net investment income (loss)                 1,683              (115)                   121              1,689
                                                       ---------------     -------------        ----------------     -------------

Realized and unrealized gain (loss) on
         security transactions:

   Net realized gain (loss) on security transactions            36,703            (3,765)                    --             32,938
   Net unrealized gain (loss) on security transactions          (3,281)            6,961                     --              3,680
                                                       ---------------      ------------        ---------------      -------------
       Net gain on security transactions                        33,422             3,196                     --             36,618
                                                       ---------------      ------------        ---------------      -------------
         Net increase in net assets resulting from
           operations                                  $        35,105     $       3,081         $          121       $     38,307
                                                       ===============      ============         ===============      ============


         See Notes to Pro Forma combined financial statements.

--------------------------------------------------------------------------------
PRO FORMA COMBINED SCHEDULES OF INVESTMENTS (Unaudited)
--------------------------------------------------------------------------------
June 30, 1996
--------------------------------------------------------------------------------

                                                    PIMCO                                    PIMCO                    % Combined
                                    Cadence Mid     Advisors     Pro Forma   Cadence Mid    Advisors     Pro Forma   Value of Net
                                    Cap Growth      Discovery    Combined    Cap Growth     Discovery    Combined      Assets
                                   ---------------------------------------   -------------------------------------   ------------
                                                    Shares                              Value (000's)
                                   ---------------------------------------   -------------------------------------
COMMON STOCKS
Capital Goods
Belden, Inc.                          112,000         24,400      136,400     $ 3,360        $  732       $ 4,092         1.4%
Duriron Co., Inc.                       --            30,000       30,000        --             720           720         0.2%
EG&G, Inc.                            126,400         34,600      161,000       2,702           740         3,442         1.1%
Harnischfeger Industries, Inc.         79,700           --         79,700       2,650           --          2,650         0.9%
IDEX Corp.                               --           17,500       17,500        --             665           665         0.2%
Mark IV Industries, Inc.              110,711           --        110,711       2,505           --          2,505         0.8%
McDonnell Douglas                      76,300           --         76,300       3,701           --          3,701         1.2%
Medusa Corp.                             --           25,200       25,200        --             781           781         0.3%
Methode Electronics 'A'                  --           52,500       52,500        --             893           893         0.3%
Raychem Corp.                          54,600         10,500       65,100       3,924           755         4,679         1.6%
Roper Industries, Inc.                   --           20,100       20,100        --             980           980         0.3%
Stolt-Nielsen SA                      140,900         22,600      163,500       2,554           410         2,964         1.0%
Stolt-Nielsen SA - ADR (b)                100         11,300       11,400           2           210           212         0.1%
United Dominion Industries            116,500         32,400      148,900       2,680           745         3,425         1.1%
York International Corp.               65,800           --         65,800       3,405           --          3,405         1.2%

Consumer Discretionary                                                         27,483         7,631        35,114        11.7%

Ameristar Casinos, Inc. (a) (b)          --            3,500        3,500        --              46            46         0.0%
Callaway Golf Co.                     129,400         27,000      156,400       4,303           898         5,201         1.7%
Consolidated Stores Corp. (a)          65,300         18,400       83,700       2,400           676         3,076         1.0%
Dollar General Corp.                   78,900           --         78,900       2,308           --          2,308         0.8%
First Brands Corp.                    145,100         29,400      174,500       3,918           794         4,712         1.6%
Friedman's, Inc. 'A' (a) (b)             --           30,000       30,000        --             765           765         0.3%
K2, Inc. (b)                             --           29,600       29,600        --             803           803         0.3%
Liz Claiborne, Inc.                    78,400           --         78,400       2,715           --          2,715         0.9%
Mattel, Inc.                          131,589           --        131,589       3,767           --          3,767         1.3%
Omnicom Group                          62,100           --         62,100       2,888           --          2,888         1.0%
SPX Corp. (b)                            --            1,000        1,000        --              24            24         0.0%
Tiffany & Co.                          45,700         12,200       57,900       3,336           890         4,226         1.3%

Consumer Services                                                              25,635         4,896        30,531        10.2%

Lennar Corp.                          113,600         32,300      145,900       2,840           808         3,648         1.2%

--------------------------------------------------------------------------------
PRO FORMA COMBINED SCHEDULES OF INVESTMENTS (Unaudited)
--------------------------------------------------------------------------------
June 30, 1996
--------------------------------------------------------------------------------

                                                      PIMCO                                 PIMCO                     % Combined
                                      Cadence Mid    Advisors   Pro Forma    Cadence Mid   Advisors      Pro Forma    Value of Net
                                       Cap Growth   Discovery    Combined     Cap Growth   Discovery     Combined       Assets
                                     -------------------------------------   --------------------------------------  ------------
                                                     Shares                               Value (000's)
                                     -------------------------------------   --------------------------------------
Oakwood Homes                           129,300        31,400     160,700      648           3,315          1.1%          2,667
Promus Hotel Corp. (a)                   97,800                    97,800                    2,897          1.0%          2,897
Redman Industries, Inc. (a)             135,900        38,200     174,100      793           3,613          1.2%          2,820
Ross Stores, Inc.                                      29,300      29,300    1,018           1,018          0.4%
United Video Satellite 'A' (a)                         47,800      47,800    1,003           1,003          0.3%
Westwood One, Inc. (b)                                  4,700       4,700       71              71          0.0%
                                                                             4,341          15,565          5.2%         11,224
Consumer Staples
Kroger Co. (a)                           86,300                    86,300                    3,409          1.1%          3,409
Richfood Holdings, Inc.                  96,800        28,400     125,200      923           4,069          1.4%          3,146
                                                                               923           7,478          2.5%          6,555
Energy
Camco International, Inc.                              20,000      20,000      677             677          0.2%
Flores & Rucks, Inc. (a) (b)                            1,000       1,000       35              35          0.0%
Reading & Bates Corp. (a)               131,800                   131,800                    2,916          1.0%          2,916
Tosco Corp.                              63,000                    63,000                    3,166          1.1%          3,166
                                                                               712           6,794          2.3%          6,082
Financial & Business Services
Advanta Corp. 'A'                        47,650                    47,650                    2,430          0.8%          2,430
Allmerica Financial Corp.               109,100        22,800     131,900      678           3,924          1.3%          3,246
American Re Corp.                        64,400                    64,400                    2,890          1.0%          2,890
Associated Banc-Corp.                                  20,800      20,800      806             806          0.3%
Bank of Boston Corp.                     40,100                    40,100                    1,985          0.7%          1,985
Baybanks, Inc.                           19,200                    19,200                    2,069          0.7%          2,069
Centura Banks, Inc.                                    20,000      20,000      735             735          0.2%
Citizens Corp.                          141,900        32,900     174,800      617           3,278          1.1%          2,661
City National Corp.                                    51,600      51,600      813             813          0.3%
Comdisco, Inc.                          120,650                   120,650                    3,212          1.1%          3,212
Countrywide Credit Industries, Inc.     111,600        34,800     146,400      861           3,623          1.2%          2,762
Crestar Financial Corp.                  49,800                    49,800                    2,658          0.9%          2,658
Cullen/Frost Bankers, Inc.               98,300        32,200     130,500      894           3,622          1.2%          2,728
Equifax                                 112,800                   112,800                    2,961          1.0%          2,961
Finova Group, Inc.                       52,000        14,100      66,100      687           3,222          1.0%          2,535
First American Corp.                     54,100                    54,100                    2,279          0.8%          2,279
First Commerce Corp.                     63,700        18,800      82,500      665           2,918          1.0%          2,253

--------------------------------------------------------------------------------
PRO FORMA COMBINED SCHEDULES OF INVESTMENTS (Unaudited)
--------------------------------------------------------------------------------
June 30, 1996
--------------------------------------------------------------------------------

                                                      PIMCO                                   PIMCO                  % Combined
                                      Cadence Mid    Advisors     Pro Forma   Cadence Mid    Advisors    Pro Forma   Value of Net
                                       Cap Growth    Discovery    Combined     Cap Growth    Discovery   Combined       Assets
                                      --------------------------------------  -------------------------------------  -----------
                                                     Shares                                 Value (000's)
                                      --------------------------------------  -------------------------------------
First USA, Inc.                         40,500       40,500         2,228       2,228                      2,228         0.7%
Green Tree Financial Corp.              88,400       23,400       111,800       2,763         731          3,494         1.2%
HCC Insurance Holdings, Inc.              --         33,750        33,750        --           759            759         0.3%
Mark Twain Bancshares, Inc.             62,000       15,300        77,300       2,294         566          2,860         1.0%
Mid Ocean Limited                       70,300       21,300        91,600       2,882         873          3,755         1.3%
Mutual Risk Management Limited          92,699       24,266       116,965       2,897         758          3,655         1.2%
NAC Re Corp.                            77,900       17,900        95,800       2,610         600          3,210         1.0%
National Re Corp.                         --         19,900        19,900        --           751            751         0.3%
North Folk (b)                            --          1,000         1,000        --            26             26         0.0%
Olympic Financial Ltd. (a) (b)            --          1,000         1,000        --            23             23         0.0%
One Valley Bancorp, Inc. (b)              --          1,000         1,000        --            35             35         0.0%
Penncorp Financial Group, Inc.          71,100       24,800        95,900       2,257         787          3,044         1.0%
Protective Life Corp.                   75,800       22,200        98,000       2,662         780          3,442         1.1%
Reinsurance Group of America              --         17,300        17,300        --           653            653         0.2%
Selective Insurance Group                 --         21,600        21,600        --           702            702         0.2%
Southern National Corp.                100,600         --         100,600       3,194        --            3,194         1.1%
Summit Bancorp                          76,060         --          76,060       2,672        --            2,672         0.9%
SunAmerica, Inc.                        59,450         --          59,450       3,359        --            3,359         1.1%
The Money Store                        103,200       30,175       133,375       2,283         668          2,951         1.0%
Trustmark Corp.                         17,000       18,100        35,100         357         380            737         0.2%
Union Planters Corp.                    80,100       25,900       106,000       2,433         787          3,220         1.0%
Vesta Insurance Group, Inc.               --         19,800        19,800        --           661            661         0.2%
                                                                               71,560      17,296         88,856        29.6%
Health Care
Beckman Instruments                     75,900       20,900        96,800       2,884         794          3,678         1.3%
Biovail Corp. International (a)           --          1,000         1,000        --            31             31         0.0%
Boston Scientific Corp. (a)             61,100         --          61,100       2,750        --            2,750         0.9%
Genzyme Corp. (a)                       50,700         --          50,700       2,548        --            2,548         0.8%
Guidant Corp.                           50,500         --          50,500       2,487        --            2,487         0.8%
HBO & Co.                               55,400         --          55,400       3,753        --            3,753         1.3%
Health Management Associates 'A'       177,975       46,575       224,550       3,604         943          4,547         1.5%
ICN Pharmaceuticals, Inc.                 --         34,200        34,200        --           795            795         0.3%
Kinetic Concepts, Inc.                    --         58,100        58,100        --           901            901         0.3%
Ornda Healthcorp (a)                   105,300       25,000       130,300       2,527         600          3,127         1.0%
Orthodontic Centers of America, Inc.      --         30,000        30,000        --           795            795         0.3%

--------------------------------------------------------------------------------
PRO FORMA COMBINED SCHEDULES OF INVESTMENTS (Unaudited)
--------------------------------------------------------------------------------
June 30, 1996
--------------------------------------------------------------------------------

                                                       PIMCO                                   PIMCO                  % Combined
                                      Cadence Mid     Advisors     Pro Forma  Cadence Mid     Advisors   Pro Forma   Value of Net
                                      Cap Growth     Discovery      Combined   Cap Growth     Discovery   Combined       Assets
                                      --------------------------------------  -------------------------------------- -------------
                                                      Shares                             Value (000's)
                                      --------------------------------------  --------------------------------------
PHP Healthcare Corp. (b)                               15,100        15,100                      476        476           0.2%
Physican Reliance Network (a)             --           30,000        30,000        --            668        668           0.2%
Physio-Control International                                                                     675        675           0.2%
  Corp.                                   --           38,300        38,300        --             27         27           0.0%
Rexall Sundown, Inc. (a)                  --            1,000         1,000        --            807        807           0.3%
Rotech Medical Corp. (a) (b)              --           41,400        41,400        --            833      3,578           1.2%
Sybron Corp. (a)                       109,800         33,300       143,100      2,745           721        721           0.2%
Universal Health Services,                                                                       598      2,942           1.0%
  Inc. 'B'                                --           27,600        27,600        --          9,664     35,306          11.8%
Watson Pharmaceutical, Inc. (a)         61,900         15,800        77,700      2,344

Materials & Processing
Bemis, Inc.                             86,800         23,900       110,700     25,642           837      3,875           1.3%
Cytec Industries, Inc. (a)              43,500          9,300        52,800                      795      4,514           1.5%
Gencorp, Inc.                             --            1,000         1,000      3,038            15         15           0.0%
Mississippi Chemical Corp. (b)            --           19,900        19,900      3,719           398        398           0.1%
Mueller Industries, Inc. (a)              --           22,800        22,800        --            946        946           0.3%
Oregon Metallurgical                                                               --             30         30           0.0%
  Corp. (a) (b)                           --            1,000         1,000        --            --       3,760           1.3%
Praxair, Inc.                           89,000            --         89,000                      817      3,562           1.2%
Texas Industries, Inc.                  40,000         11,900        51,900        --            980        980           0.3%
United Waste Systems, Inc. (a)            --           30,400        30,400      3,760         4,818     18,080           6.0%

Technology                               2,745
Alliant Techsystems, Inc. (a)             --           14,000        14,000        --            660        660           0.2%
Analog Devices (a)                     108,400         23,100       131,500     13,262           589      3,353           1.1%
Ascend Communications, Inc. (a)         46,900            --         46,900                      --       2,638           0.9%
Cadence Designs Systems,
  Inc. (a)                              82,400         39,150       121,550        --          1,321      4,101           1.4%
Ceridian Corp. (a)                      71,200            --         71,200      2,764           --       3,596           1.2%
Computer Horizons Corp. (a)               --           20,800        20,800      2,638           822        822           0.3%
Credence Systems Co. (a)                 8,160          5,000        13,160                       67        177           0.1%
McAfee Associates, Inc. (a)             71,700         19,500        91,200      2,780           956      4,469           1.5%
MEMC Electronic Materials,
  Inc. (a)                              57,200            --         57,200      3,596           --       2,217           0.7%
Parametric Technology Corp. (a)         87,200         20,000       107,200        --            868      4,650           1.5%
Rational Software Corp. (a)               --           18,000        18,000        110           968        968           0.3%
Samina Corp. (a)                          --           28,000        28,000      3,513           756        756           0.3%
Stratus Computer, Inc. (a)                --            1,000         1,000                       29         29           0.0%
Structural Dynamics Research (a)        81,000         19,000       100,000      2,217           417      2,198           0.7%

--------------------------------------------------------------------------------
PRO FORMA COMBINED SCHEDULES OF INVESTMENTS (Unaudited)
--------------------------------------------------------------------------------
June 30, 1996
--------------------------------------------------------------------------------

                                                          PIMCO                                    PIMCO              % Combined
                                         Cadence Mid     Advisors     Pro Forma    Cadence Mid   Advisors   Pro Forma   Value of Net
                                         Cap Growth      Discovery    Combined     Cap Growth    Discovery   Combined    Assets
                                      ------------------------------------------   ----------------------------------  -------------
                                                       Shares                                  Value (000's)
                                      ------------------------------------------   ----------------------------------
Wyle Electronics                                            18,900       18,900                      625        625         0.2%
                                                                                      23,181       8,078     31,259        10.4%
Transportation
America West Airlines (a)                     173,600       37,300      210,900        3,818         821      4,639         1.5%

Utilities
Allegheny Power System                         93,100                    93,100        2,874                  2,874         1.0%
Portland General Corp.                         84,300                    84,300        2,602                  2,602         0.9%
Vanguard Cellular Systems 'A' (a)                            9,100        9,100                      198        198         0.0%
                                                                                       5,476         198      5,674         1.9%
Total Common Stocks (Cost $188,778, $52,417
 and $241,195, respectively)                                                         219,918      59,378    279,296        93.1%

SHORT-TERM INSTRUMENTS
                                              Principal Amount (000's)
Repurchase Agreement
State Street Bank                             $11,937                   $11,937       11,937                 11,937         4.0%
4.000% due 07/01/96
(Dated 06/28/96.  Collateralized by
 U.S. Treasury Bond 8.750% due 11/15/08
 valued at $12,178,550.  Repurchase
 proceeds are $11,940,979.)

Total Short-Term Instruments (Cost $11,937,
 $0 and $11,937, respectively)                                                       11,937                  11,937         4.0%

Total Investments (Cost $200,715, $52,417
 and $253,132, respectively)                                                        231,855      59,378     291,233        97.1%

Other Assets and Liabilities (Net)                                                      227       8,567       8,794         2.9%
Pro Forma Adjustments                                                                                          (106)        0.0%
Net Assets                                                                         $232,082     $67,945     $299,921      100.0%

Notes to Pro Forma Combined Schedules of Investments

(a) Non-income producing security.
(b) Security subject to sale upon completion of reorganization.

C.      Notes to Pro Forma Financial Statements
        PIMCO Funds: Equity Advisors Series
        Cadence Mid Cap Growth and NFJ Diversified Low P/E Funds

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization ("Plan of Reorganization") by the shareholders of the Value Fund and the Discovery Fund (each an "Acquired Fund") of PIMCO Advisors ("PAF") and the NFJ Diversified Low P/E Fund (the "New Value Fund") and the Cadence Mid Cap Growth Fund (the "Mid Cap Fund") (each an "Acquiring Fund") of PIMCO Funds: Equity Advisors Series ("PFEAS"), the New Value Fund and the Mid Cap Fund would acquire, respectively, all the assets of the Value Fund and the Discovery Fund in exchange for newly issued shares of beneficial interest of the Acquiring Fund (the "Merger Shares") and the assumption by the respective Acquiring Fund of all of the liabilities of the Acquired Fund followed by a distribution of the Merger Shares to the shareholders of the Acquired Fund.

As a result of each proposed transaction, the Acquired Fund will receive a number of Class A, Class B and Class C shares of the Acquiring Fund equal in value to the value of the net assets of the Acquired Fund being transferred and attributable to the Class A, Class B and Class C shares of the Acquired Fund. Following the transfer, each Class A, Class B and Class C shareholder of the Acquired Fund will receive, on a tax-free basis, a number of full and fractional Class A, Class B or Class C Merger Shares of the Acquiring Fund equal in value, as of the close of business on the day of the exchange, to the value of the shareholder's Class A, Class B or Class C Acquired Fund shares. The completion of these transactions will result in the liquidation of the Acquired fund.

The pro forma combined financial statements reflect the combined financial position of the New Value Fund with the Value Fund (hereafter the "Combined New Value Fund") and the combined financial position of the Mid Cap Fund with the Discovery Fund (hereafter the "Combined Mid Cap Fund") at June 30, 1996, and the pro forma combined results of operations of the Combined New Value Fund and the Combined Mid Cap Fund for the period from July 1, 1995 to June 30, 1996, as though the reorganization had occurred on July 1, 1995.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the pro forma combined financial statements would have appeared had the reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

Pro Forma Adjustments:

The pro forma combined Statements of Assets and Liabilities reflect the reclassification of capital for the respective Acquired Funds into shares of beneficial interest of the respective Acquiring Funds. Also, net assets and total liabilities reflect an adjustment for $39,947 at June 30, 1996 for each Combined Fund for the elimination of the capitalized asset representing the organizational and registration costs incurred which were being amortized over the period of benefit for the Acquired Funds not to exceed 60 months. In addition, the additional paid-in-capital and total liabilities reflect an adjustment for $74,942 and $66,355 at June 30, 1996 for the Combined New Value Fund and the Combined Mid Cap Fund, respectively, for the estimated non-recurring costs to effect the reorganization, including such items as legal, accounting, federal and state Blue Sky Fees and proxy costs.

The pro forma combined Statements of Operations reflect the following adjustments:

 .    A decrease in the advisory fee paid by the Discovery Fund and the Value
     Fund as a result of the application of the .45% advisory fee for each of the New Value and Mid Cap Funds. Previously, advisory fees of .70% and .75% paid, respectively, by the Value Fund and the Discovery Fund included certain administrative services which will be included under a separate .40% administrative fee to be paid by retail shareholders of the Combined Funds described below.

 .    An elimination of the transfer agent and custody fees, professional fees, shareholder reports and notices and certain miscellaneous expenses such as insurance and membership fees of trade organizations as a result of the assumption of those expenses by the administrator (currently Pacific Investment Management Company and to become PIMCO Advisors L.P. at the time of the proposed transaction), as part of the .40% administrative fee paid by the shareholders of the retail classes (i.e., Classes A, B, and C) of the Acquired Fund.

 .    A decrease in other expenses as a result of the elimination of amortization related to deferred organizational costs previously discussed.